                                                                    EXHIBIT 10.3

                   MULTI-TENANT INDUSTRIAL TRIPLE NET LEASE

                                      Effective Date:  June 1, 1999

                                      BASIC LEASE INFORMATION
                                      -----------------------

Landlord:                             CATELLUS DEVELOPMENT CORPORATION,
                                      a Delaware corporation

Landlord's Address                    201 Mission Street
     For Notice:                      San Francisco, California  94105
                                      Attn:  Asset Management
                                      Telephone:  (415) 974-4500
                                      Fax:  (415) 974-4687

Landlord's Address                    File #1918
     For Payment of Rent:             P.O. Box 61000
                                      San Francisco, California  94161-1918

Tenant:                               GODIGITAL TELECOMMUNICATIONS, INC.,
                                      a California corporation

Tenant's Address                      Prior to Commencement Date:
     For Notice:                      GoDigital Telecommunications, Inc.
                                      41305 Albrae Street
                                      Fremont, California 94538
                                      Attn:  President
                                      Telephone:  (510) 226-8289
                                      Fax:  (510) 226-8785

                                      After the Commencement Date:

                                      At the Premises.

Project:                              Pacific Business Center

Building:                             Phase III, which consists of approximately
                                      102,656 rentable square feet.

Premises:                             Approximately 46,226 rentable square feet
                                      as shown in Exhibit A.
                                                  ---------

Premises Address:
     Street:                          41652 Boscell Road
     City and State:                  Fremont, California

Term: Sixty (60) months, with one option to renew for a period of five (5) years (see
                                      Article 21 below)

Estimated Commencement
     Date:                            August 1, 1999

Base Rent:                                   Months        Monthly Base Rent
                                             ------        -----------------
                                               1-12            $35,594.02
                                              13-24            $37,017.78
                                              25-36            $38,498.49
                                              37-48            $40,038.43
                                              49-60            $41,639.97

Tenant's Share of Building Expenses:  45.04%

Tenant's Share of Operating Expenses: 45.04%

Security Deposit:                     $83,279.94

Letter of Credit Amount:              $220,000.00

Broker:                               Landlord's Broker:  Colliers
                                                           International, Inc.
                                      Tenant's Broker:  Grubb & Ellis

Lease Year:                           Shall refer to each twelve month period
                                      during the Term commencing on the
                                      Commencement Date.

Permitted Uses:                       Office, assembly, warehousing,
                                      distribution, light manufacturing,
                                      research and development and no other uses shall be permitted without the prior written consent of Landlord.

Options:                              One option to renew for a period of five
                                      (5) years (see Article 21 below)

Guarantor(s):                         None.

EXHIBITS
A    Premises
B    Work Letter
C    Commencement Date Memorandum
D    Prohibited Uses
E    Rules and Regulations
F    Requirements for Improvements or Alterations by Tenant
G    Estoppel Certificate

     The Basic Lease Information set forth above and the Exhibits attached hereto are incorporated into and made a part of the following Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the provisions of the Lease, the latter shall control.

         LANDLORD   (  /s/ DDL  ) AND TENANT   (  /s/ FIA  ) AGREE.
                     -----------                -----------
                                  initial                   initial

                               Table of Contents
                               -----------------

                                                                                                               Page
                                                                                                               ----
1.       PREMISES..............................................................................................   1
         1.1      Premises.....................................................................................   1
         1.2      Common Area..................................................................................   1
         1.3      Reserved Rights..............................................................................   1

2.       TERM..................................................................................................   2
         2.1      Commencement Date............................................................................   2
         2.2      Early Occupancy..............................................................................   2

3.       RENT..................................................................................................   3
         3.1      Rent.........................................................................................   3
         3.2      Late Charge and Interest.....................................................................   3
         3.3      Security Deposit.............................................................................   4

4.       UTILITIES.............................................................................................   4

5.       TAXES.................................................................................................   4
         5.1      Real Property Taxes..........................................................................   4
         5.2      Definition of Real Property Taxes............................................................   5
         5.3      Personal Property Taxes......................................................................   5

6.       OPERATING EXPENSES....................................................................................   5
         6.1      Operating Expenses...........................................................................   5
         6.2      Definition of Operating Expenses.............................................................   6

7.       ESTIMATED EXPENSES....................................................................................   8
         7.1      Payment......................................................................................   8
         7.2      Adjustment...................................................................................   8

8.       INSURANCE.............................................................................................   8
         8.1      Landlord.....................................................................................   8
         8.2      Tenant.......................................................................................   9
         8.3      General......................................................................................  10
         8.4      Indemnity....................................................................................  11
         8.5      Exemption of Landlord from Liability.........................................................  11

9.       REPAIRS AND MAINTENANCE...............................................................................  12
         9.1      Tenant.......................................................................................  12
         9.2      Landlord.....................................................................................  13

10.      ALTERATIONS...........................................................................................  13
         10.1     Trade Fixtures; Alterations..................................................................  13
         10.2     Damage; Removal..............................................................................  14
         10.3     Liens........................................................................................  15
         10.4     Standard of Work.............................................................................  15

11.      USE...................................................................................................  15

12.      ENVIRONMENTAL MATTERS.................................................................................  16
         12.1     Hazardous Materials..........................................................................  16
         12.2     Indemnification..............................................................................  17

13.      DAMAGE AND DESTRUCTION................................................................................  18
         13.1     Casualty.....................................................................................  18
         13.3     Uninsured Casualty...........................................................................  19
         13.4     Waiver.......................................................................................  20

14.      EMINENT DOMAIN........................................................................................  20
         14.1     Total Condemnation...........................................................................  20
         14.2     Partial Condemnation.........................................................................  20
         14.3     Award........................................................................................  20
         14.4     Temporary Condemnation.......................................................................  21

15.      DEFAULT...............................................................................................  21
         15.1     Events of Defaults...........................................................................  21
         15.2     Remedies.....................................................................................  22
         15.3     Cumulative...................................................................................  23

16.      ASSIGNMENT AND SUBLETTING.............................................................................  23

17.      ESTOPPEL, ATTORNMENT AND SUBORDINATION................................................................  26
         17.1     Estoppel.....................................................................................  26
         17.2     Subordination................................................................................  26
         17.3     Attornment...................................................................................  27

18.      INTENTIONALLY DELETED.................................................................................  27

19.      MISCELLANEOUS.........................................................................................  27
         19.1     General......................................................................................  27
         19.2     Signs........................................................................................  28
         19.3     Waiver.......................................................................................  28
         19.4     Financial Statements.........................................................................  29
         19.5     Limitation of Liability......................................................................  29
         19.6     Notices......................................................................................  29
         19.7     Brokerage Commission.........................................................................  29

     19.8     Authorization................................................................................  30
     19.9     Holding Over; Surrender......................................................................  30
     19.10    Joint and Several............................................................................  30
     19.12    Auctions.....................................................................................  31
     19.13    Consents.....................................................................................  31
     19.14    Force Majeure................................................................................  31
     19.15    Mortgagee Protection.........................................................................  31
     19.17    Hazardous Substance Disclosure...............................................................  32
     19.18    Intentionally Deleted........................................................................  32
     19.19    Reasonable Expenditures......................................................................  32
     19.20    Parking......................................................................................  32

20.  LETTER OF CREDIT......................................................................................  32
     20.1     Delivery.....................................................................................  33
     20.2     Expiration...................................................................................  34

1.   PREMISES.

     1.1  Premises.  Landlord hereby leases to Tenant the Premises as shown on
          --------
Exhibit A attached hereto, but excluding the Common Area (defined below) and any other portion of the Project. Tenant has determined that the Premises are acceptable for Tenant's use and Tenant acknowledges that, except as set forth in the Work Letter, if any, neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Premises or their fitness for Tenant's use upon which Tenant has relied directly or indirectly for any purpose. By taking possession of the Premises, Tenant accepts the Premises "AS-IS" and waives all claims of defect in the Premises, except as set forth in the Work Letter. Notwithstanding the foregoing, Landlord warrants and represents that, to Landlord's actual knowledge (which shall mean the actual knowledge of Don Little, Christopher Peatross, and Randy Simmering) as of the Commencement Date, (i) the Premises, the Building, and the Project will comply with all "Applicable Laws" (as defined in Article 11 below), (ii) the Premises will be in good and clean operating condition and repair, (iii) the electrical, mechanical, HVAC, plumbing, sewer, elevator and other systems serving the Premises and the Building will be in good operating condition and repair, and (iv) the roof of the Building will be in good condition and water tight; provided, however, such representation shall only relate to the Premises, the Building and the Project, exclusive of Tenant's, or any other tenant's or subtenant's, specific use of the Premises, the Building or the Project. As Tenant's sole remedy with respect to any noncompliance with the foregoing, Landlord shall, promptly after receipt of notice from Tenant, remedy any such noncompliance at Landlord's sole cost and expense.

     1.2  Common Area.  Tenant may, subject to rules made by Landlord, use the
          -----------
following areas ("Common Area") in common with Landlord and other tenants of the
Project: refuse facilities, landscaped areas, driveways necessary for access to the Premises, parking spaces and other common facilities designated by Landlord from time to time for the common use of all tenants of the Project.

     1.3  Reserved Rights.  Landlord reserves the right to enter the Premises
          ---------------
for any reason upon reasonable notice to Tenant (or without notice in case of an emergency) and/or to undertake the following all without abatement of rent or liability to Tenant: inspect the Premises and/or the performance by Tenant of the terms and conditions hereof; make such alterations, repairs, improvements or additions to the Premises as required or permitted hereunder; change boundary lines of the Common Areas; install, use, maintain, repair, alter, relocate or replace any pipes, ducts, conduits, wires, equipment and other facilities in the Common Area or the Building; grant easements on the Project, dedicate for public use portions thereof and record covenants, conditions and restrictions ("CC&Rs") affecting the Project and/or amendments to existing CC&Rs which do not unreasonably interfere with Tenant's use of the Premises or impose additional material monetary obligations on Tenant; change the name of the Project; affix reasonable signs and displays; and, during the last six (6) months of the Term, place signs for the rental of, and show the Premises to prospective tenants. In exercising any of the foregoing rights, Landlord shall comply with Tenant's reasonable security measures and operating procedures and shall use its best efforts to minimize any disruption to Tenant. Landlord shall not exercise any such rights in such manner as would unreasonably interfere with Tenant's use of, access to, or parking at the Premises or materially increase the obligations or decrease the rights of Tenant under this Lease.

2.   TERM.
     ----

     2.1  Commencement Date.  The Term of the Lease shall commence
          -----------------
("Commencement Date") on the first day following the date on which Landlord delivers to Tenant the Premises Substantially Complete (as hereinafter defined), and the Lease shall continue in full force and effect for the period of time specified as the Term or until this Lease is terminated as otherwise provided herein. The Premises shall be deemed to be "Substantially Complete" on the earliest of the date on which: (1) Landlord files or causes to be filed with the City in which the Premises are located (if required) and delivers to Tenant an architect's notice of substantial completion, or similar written notice that the Premises are substantially complete, (2) Tenant commences business operations in the Premises, or (3) a certificate of occupancy (or a reasonably substantial equivalent such as a signoff from a building inspector or a temporary certificate of occupancy) is issued for the Premises. Landlord shall arrange for the construction of certain Tenant Improvements (as defined in the Work Letter), if any, in accordance with and subject to the terms of the Work Letter attached hereto as Exhibit B. Tenant shall, upon demand after delivery
                          ---------
of the Premises to Tenant, execute and deliver to Landlord a Commencement Date Memorandum in the form attached hereto as Exhibit C acknowledging (i) the
                                          ---------
Commencement Date, (ii) the final square footage of the Premises and (iii) Tenant's acceptance of the Premises. If the Premises are not Substantially Complete on the Estimated Commencement Date as extended by Force Majeure events and Tenant Delays (as defined in the Lease or Work Letter, if any), this Lease shall remain in effect, Landlord shall not be subject to any liability, and the Commencement Date shall be delayed until the date the Premises are Substantially Complete. Notwithstanding the foregoing, the Commencement Date shall not occur until the later of August 1, 1999, or (unless waived by Tenant in writing) the date by which all of the following have occurred: (a) Landlord have delivered possession of the Premises to Tenant; (b) Landlord has in fact substantially completed construction and installation of the Tenant Improvements; and (c) Landlord has obtained all approvals and permits from the appropriate governmental authorities required for the legal occupancy of the Premises for Tenant's intended use. If the Commencement Date has not occurred for any reason, other than Tenant Delays, on or before December 1, 1999, then, in addition to Tenant's other rights and remedies, Tenant may terminate this Lease by written notice to Landlord, whereupon any monies previously paid by Tenant to Landlord shall be reimbursed to Tenant and Landlord shall return the Letter of Credit to Tenant.

     2.2  Early Occupancy.  Landlord shall regularly keep Tenant advised as to
          ---------------
the progress of construction and installation of the Tenant Improvements. Landlord shall grant Tenant and its agents, contractors and representatives access to and occupancy of the Premises for thirty (30) days prior to the anticipated Commencement Date so as to allow Tenant to install wiring, cabling, telephone and telecommunications systems, ESD flooring, and trade fixtures. Tenant's occupancy of the Premises during such period shall be subject to all of the terms and conditions of this Lease, except that Tenant shall have no obligation to pay Rent for such period. In connection with such early occupancy, Landlord shall not be responsible for theft, damage or destruction to any work or material installed or stored by Tenant or any contractor or individual involved in the construction of the Tenant Improvements.

3.   RENT.
     ----

     3.1  Rent.  Tenant shall pay to Landlord, at Landlord's Address for Payment
          ----
of Rent designated in the Basic Lease Information, or at such other address as Landlord may from time to time designate in writing to Tenant for the payment of Rent, the Base Rent, without notice, demand, offset or deduction, in advance, on the first day of each calendar month; provided, however, that, notwithstanding anything set forth in this Lease to the contrary, Base Rent shall be abated for the first 21 days of the term of this Lease. Landlord shall have no obligation to notify Tenant of any increase in Rent and Tenant's obligation to pay all Rent (and any increases) when due shall not be modified or altered by such lack of notice from Landlord. It is intended that this Lease be a "triple net lease," and that the Rent to be paid hereunder by Tenant will be received by Landlord without any deduction or offset whatsoever by Tenant, foreseeable or unforeseeable. Except as expressly provided to the contrary in this Lease, Landlord shall not be required to make any expenditure, incur any obligation, or incur any liability of any kind whatsoever in connection with this Lease or the ownership, construction, maintenance, operation or repair of the Premises or the Project. Upon the execution of this Lease, Tenant shall pay to Landlord the Base Rent for the fourth through the seventh weeks of the term of this Lease (based on the fact that the first three weeks Base Rent for the first month of the term of this Lease has been abated) with the effect being that on the first day of the second month of the term of this Lease, Tenant's Base Rent payment shall be $10,678.21, representing Base Rent for the last week of the second month of the term of this Lease. If the Term commences (or ends) on a date other than the first (or last) day of a month, Base Rent shall be prorated on the basis of a thirty (30) day month. All sums other than Base Rent which Tenant is obligated to pay under this Lease shall be deemed to be additional rent due hereunder ("Additional Rent"), whether or not such sums are designated Additional Rent and, together with the Base Rent, shall be due and payable to Landlord commencing on the Commencement Date; provided, however, that, notwithstanding anything set forth in this Lease to the contrary, Additional Rent shall be abated for the first 21 days of this Lease. The term "Rent" means the Base Rent and all Additional Rent payable hereunder.

     3.2  Late Charge and Interest.  The late payment of any Rent will cause
          ------------------------
Landlord to incur additional costs, including administration and collection costs and processing and accounting expenses and increased debt service ("Delinquency Costs"). If Landlord has not received any installment of Rent within five (5) days after Tenant has received written notice from Landlord that such amount is due, Tenant shall pay a late charge of five percent (5%) of the delinquent amount, which is agreed to represent a reasonable estimate of the Delinquency Costs incurred by Landlord. In addition, all such delinquent amounts shall bear interest from the date such amount was due until paid in full at a rate per annum ("Applicable Interest Rate") equal to the lesser of (a) the maximum interest rate permitted by law or (b) five percent (5%) above the rate publicly announced by Bank of America, N.A. (or if Bank of America, N.A. ceases to exist, the largest bank then headquartered in the State of California) ("Bank") as its "Reference Rate." If the use of the announced Reference Rate is discontinued by the Bank, then the term Reference

Rate shall mean the announced rate charged by the Bank which is, from time to time, substituted for the Reference Rate. Landlord and Tenant recognize that the damage which Landlord shall suffer as a result of Tenant's failure to pay such amounts is difficult to ascertain and said late charge and interest are the best estimate of the damage which Landlord shall suffer in the event of late payment.

     3.3  Security Deposit.  Upon the execution of this Lease, Tenant shall pay
          ----------------
to Landlord the Security Deposit. The Security Deposit shall secure the full and faithful performance of each provision of this Lease to be performed by Tenant. Landlord shall not be required to pay interest on the Security Deposit or to keep the Security Deposit separate from Landlord's own funds. If an Event of Default shall occur due to Tenant's failure to perform fully and timely all or any of Tenant's covenants and obligations hereunder, Landlord may, but without obligation, apply all or any portion of the Security Deposit toward fulfillment of Tenant's unperformed covenants and/or obligations. If Landlord does so apply any portion of the Security Deposit, Tenant shall immediately pay Landlord sufficient cash to restore the Security Deposit to the amount of the then current Base Rent per month. After Tenant vacates the Premises, upon the expiration or sooner termination of this Lease, if Tenant is not then in default, Landlord shall return to Tenant any unapplied balance of the Security Deposit. Should the Permitted Use be amended (in Landlord's sole and absolute discretion) to accommodate a change in the business of Tenant or to accommodate a subtenant or assignee approved by Landlord, Landlord shall have the right to increase the Security Deposit to the extent necessary, in Landlord's reasonable judgment, to account for any increased risk to the Premises or increased wear and tear that the Premises may suffer as a result thereof.

4.   UTILITIES.  Tenant shall pay all charges for heat, water, gas, electricity,
     ---------
telephone and any other utilities used on or provided to the Premises. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any such interruption or curtailment constitute constructive eviction or grounds for rental abatement. In the event the Premises is not separately metered, Tenant shall have the option, subject to the terms of this Lease, to cause the Premises to be separately metered at Tenant's cost and expense. If Tenant does not elect to cause the Premises to be separately metered, Tenant shall pay a reasonable proration of utilities, as determined by Landlord. Notwithstanding the foregoing, if there is any interruption, failure, stoppage or interference of the utilities, services or access to be furnished by Landlord to the Premises under this Lease or due to the presence of any Hazardous Material in, on or about the Building or the Project (except to the extent released or emitted by Tenant), and such interruption continues for seven
(7) consecutive calendar days, then Tenant shall be entitled to an equitable abatement of Rent to the extent of the interference with Tenant's use of the Premises occasioned thereby. If the interference persists for more than one hundred eighty (180) consecutive calendar days, then Tenant shall have the right to terminate this Lease.

5.   TAXES.
     -----

     5.1  Real Property Taxes.  Tenant shall pay to Landlord Tenant's Share of
          -------------------
the Real Property Taxes for each full or partial calendar year during the Lease Term.

     5.2  Definition of Real Property Taxes.  "Real Property Taxes" shall be the
          ---------------------------------
sum of the following (where such taxes or fees are utilized for local purposes, i.e., city, county or local agency purposes): all real property taxes, possessory-interest taxes, business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit and traffic charges, housing fund assessments, open space charges, childcare fees, school, sewer and parking fees or any other assessments, levies, fees, exactions or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen (including fees "in-lieu" of any such tax or assessment) which are assessed, levied, charged, conferred or imposed by any public authority upon the Project (or any real property comprising any portion thereof) or its operations, together with all taxes, assessments or other fees imposed by any public authority upon or measured by any Rent or other charges payable hereunder, including any gross receipts tax or excise tax levied by any governmental authority with respect to receipt of rental income, together with any tax imposed in substitution, partially or totally, of any tax previously included within the aforesaid definition or any additional tax the nature of which was previously included within the aforesaid definition, together with any and all costs and expenses (including, without limitation, attorneys, administrative and expert witness fees and costs) of challenging any of the foregoing or seeking the reduction in or abatement, redemption or return of any of the foregoing, but only to the extent of any such reduction, abatement, redemption or return. All references to Real Property Taxes during a particular year shall be deemed to refer to taxes accrued during such year, including supplemental tax bills regardless of when they are actually assessed and without regard to when such taxes are payable. The obligation of Tenant to pay for supplemental taxes shall survive the expiration or early termination of this Lease. In no event shall Tenant or any Tenant Party (as defined in Section 12.1) be entitled to file any property tax assessment appeal. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate or inheritance tax of Landlord, or any income, profits or revenue tax or charge upon the net income of Landlord or any Real Property Taxes in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest possible term, or resulting from the improvement of any of the Building or the Project for the sole use of other occupants. Real Property Taxes for partial years, if any, falling within the Term shall be prorated. Tenant's obligations for Real Property Taxes for the last full and/or partial year(s) of the Term shall survive the expiration or early termination of the Lease.

     5.3  Personal Property Taxes.  Prior to delinquency, Tenant shall pay all
          -----------------------
taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and other personal property located and/or installed on the Premises by Tenant; and Tenant shall provide Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

6.   OPERATING EXPENSES.
     ------------------

     6.1  Operating Expenses.  Tenant shall pay to Landlord Tenant's Share of
          ------------------
the Operating Expenses and Tenant's Share of Project Operating Expenses in each calendar year.

     6.2  Definition of Operating Expenses.  "Operating Expenses" shall mean
          --------------------------------
collectively the "Building Operating Expenses" and the "Project Operating Expenses."

          6.2.1  Building Operating Expenses.  "Building Operating Expenses"
                 ---------------------------
means the total costs and expenses incurred by Landlord in the ownership, operation, maintenance, repair and management of the Project, the Common Area and the Building, including, but not limited to, (a) repair, maintenance, utility costs and landscaping of the Common Area, including, but not limited to, any and all costs of maintenance, repair and replacement of all parking areas (including sweeping, striping and slurry coating), common driveways, outdoor lighting, walkways, landscaping, and other costs which are allocable to the Project or the real property of which the Premises are a part including any costs under the terms of any CC&Rs affecting the real property, (b) non-structural repairs to and maintenance of the roof (and roof membrane), skylights and exterior walls of the Premises (including painting); (c) insurance deductibles and the premiums relating to the insurance maintained by Landlord with respect to the Project; (d) maintenance contracts for, and the repair and replacement of, the heating, ventilation and air-conditioning (HVAC) systems and elevators, if any, and maintenance, repair, replacement, monitoring and operation of the fire/life safety system; (e) trash collection; and (f) capital improvements made to or capital assets acquired for the Project after the Commencement Date that are intended to reduce Operating Expenses or are reasonably necessary for the health and safety of the occupants of the Project or are required under any governmental law or regulation, which capital costs, or an allocable portion thereof, shall be amortized over the useful life of the capital improvement in question, together with interest on the unamortized balance at the Reference Rate. Operating Expenses shall also include an administrative fee to Landlord for accounting and project management services relating to the Project in an amount equal to three percent (3%) of the sum of the base rents received by Landlord from all of the tenants in the Building. Operating Expenses shall also include all costs and fees incurred by Landlord in connection with the management of this Lease and the Premises including the cost of those services which are customarily performed by a property management services company, whether performed internally or through an outside management company. Operating Expenses shall not include (i) replacement of or structural repairs to the roof or the exterior walls; (ii) repairs to the extent covered by insurance proceeds, or paid by Tenant or other third parties; (iii) alterations solely attributable to tenants of the Project other than Tenant; or (iv) marketing expenses; (v) costs occasioned by the act, omission or violation of any Applicable Law by Landlord, any other occupant of the Project, or their respective agents, contractors, or invitees; (vi) costs occasioned by fire, acts of God or other casualties or by the exercise of the power of eminent domain;
(vii) costs to correct any construction defect in the Premises or the Building or to comply with any Applicable Law applicable to the Premises, the Building or the Project on the Commencement Date; (viii) costs of any renovation, improvement, painting or redecorating of any portion of the Building or the Project not made available for Tenant's use; (ix) costs resulting from the violation by Landlord or any other occupant of the Project (other than Tenant) of the terms or conditions of any lease or other agreement; (x) insurance premiums with respect to earthquake or flood insurance which are in excess of commercially reasonable rates and coverages when compared to the rates and coverages then customarily required and obtained by institutional owners of comparable projects in the vicinity of the Project, and increases in insurance costs caused by the activities of any other occupant of the Project, insurance deductibles in excess of $10,000, and co-insurance payments; (xi) costs incurred in connection with the presence of any Hazardous Material, except to the extent caused by the release or emission of the Hazardous Material in question by Tenant or other violation of Tenant under provisions of this Lease pertaining to Hazardous Materials; (xii) costs in the nature of depreciation or other expense reserves; (xiii) costs of repair, maintenance and/or replacement of the structural portions of the Building or of the structural portions of any other improvements at the Project; (xiv) compensation for any officer of Landlord or for any employee not stationed at the Project on a full-time basis or any compensation retained by Landlord or its affiliates for management or administration of the Project in excess of the greater of the three percent (3%) fee described above or the reasonable management fee which would be charged by an unaffiliated professional management service for operation of comparable projects in the vicinity; (xv) costs arising from the disproportionate use of any utility or service supplied by Landlord to any other occupant of the Project or associated with utilities or services of a type not provided to Tenant; and
(xvi) costs which could properly be capitalized under generally accepted accounting principles, except to the extent that (a) such costs are specifically included in Section 6.2.2(d) below and (b) monthly amortization payments are due at the same time as Base Rent until the end of the term over which such costs were amortized or the earlier expiration of the Lease Term; and (xvii) costs incurred in connection with any mortgage, deed of trust or ground lease applicable to any portion of the Project.

          6.2.2  Project Operating Expenses.  "Project Operating Expenses" shall
                 --------------------------
include the total costs and expenses incurred by Landlord in the ownership, operation, maintenance, repair and management of the Project and/or the Common Area, including, but not limited to, (a) repair, maintenance, utility costs and landscaping of the Common Area, including, but not limited to, any and all costs of maintenance, repair and replacement of all parking areas (including sweeping, striping and slurry coating), loading and unloading areas, trash areas, common driveways, sidewalks, outdoor lighting, signs, directories, walkways, parkways, landscaping, irrigation systems, fences and gates and other costs which are allocable to the real property of which the Premises are a part including any costs under the terms of any CC&Rs affecting the real property; (b) insurance deductibles and the premiums relating to the insurance maintained by Landlord with respect to the Project; (c) trash collection, security services and the costs of any environmental inspections; (d) capital improvements made to or capital assets acquired for the Project after the Commencement Date that are intended to reduce Project Operating Expenses or are reasonably necessary for the health and safety of the occupants of the Project or are required under any governmental law or regulation, which capital costs, or an allocable portion thereof, shall be amortized over the useful life of the capital improvement in question, together with interest on the unamortized balance at the Reference Rate; and (e) Real Property Taxes. Operating Expenses shall also include all costs and fees incurred by Landlord in connection with the management of this Lease and the Premises including the cost of those services which are customarily performed by a property management services company. In no event will Landlord or its property manager be required to keep separate accounting records for the components of the Operating Expenses or to create any ledgers or schedules not already in existence.

7.   ESTIMATED EXPENSES.
     ------------------

     7.1  Payment.  "Estimated Expenses" for any particular year shall mean
          -------
Landlord's reasonable estimate of Operating Expenses and Real Property Taxes for a calendar year. Tenant shall pay Tenant's Share of the Estimated Expenses with installments of Base Rent in monthly installments of one-twelfth (1/12th) thereof on the first day of each calendar month during such year. If at any time Landlord determines that Operating Expenses and Real Property Taxes are projected to vary from the then Estimated Expenses, Landlord may, by notice to Tenant, revise such Estimated Expenses, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such calendar year Tenant has paid to Landlord Tenant's Share of the revised Estimated Expenses for such year.

     7.2  Adjustment.  "Operating Expenses and Real Property Taxes Adjustment"
          ----------
(or "Adjustment") shall mean the difference between Tenant's Share of Estimated Expenses and Tenant's Share of Operating Expenses and Real Property Taxes for any calendar year. After the end of each calendar year, Landlord shall deliver to Tenant a statement of Tenant's Share of Operating Expenses and Real Property Taxes for such calendar year, accompanied by a computation of the Adjustment.
If Tenant's payments are less than Tenant's Share, then Tenant shall pay the difference within thirty (30) days after receipt of such statement. Tenant's obligation to pay such amount shall survive the expiration or termination of this Lease. If Tenant's payments exceed Tenant's Share, then Landlord shall credit such excess amount to installments of Rent next coming due. If Tenant is in default, Landlord may, but shall not be required to, credit such amount to Rent arrearages. Within 30 days after Tenant's receipt of Landlord's statement, Tenant, at Tenant's expense, may audit the tax and expense records for the Project, the Common Area and the Building upon reasonable prior notice to Landlord during normal business hours. If such audit is by a public accountant reasonably acceptable to Landlord then (i) if such audit discloses that Tenant has overpaid either Real Property Taxes or Operating Expenses, Landlord will reimburse Tenant for any such excess Operating Expenses or Real Property Taxes paid by Tenant, and (ii) if such audit discloses that such overpayment was more than five percent, Landlord will reimburse Tenant for the actual reasonable cost of the audit. If during any calendar year the Building is not at least 95% occupied, Operating Expenses for such year that vary based upon occupancy shall be calculated based on a 95% occupancy rate for the Building.

8.   INSURANCE.
     ---------

     8.1  Landlord.  Landlord shall maintain insurance through individual or
          --------
blanket policies insuring the Building providing "all risk" coverage (including, if Landlord elects, "all risk" coverage, earthquake/volcanic action, flood and/or surface water insurance, subject to the limitations on the inclusion of premiums for earthquake and flood insurance set forth in Section 6.2.1(x) above) for the full replacement cost of the Building, with deductibles and the form and endorsements of such coverage as reasonably selected by Landlord, together with rental abatement insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least twelve (12) months commencing on the date of loss. Landlord may also carry such other insurance as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine. Tenant shall pay to Landlord, as a portion of the Operating Expenses, the premiums for the insurance coverages described herein.

     8.2  Tenant.  Tenant shall, at Tenant's expense, obtain and keep in force
          ------
at all times the following insurance:

          8.2.1  Commercial General Liability Insurance (Occurrence Form). A
                 --------------------------------------------------------
policy of commercial general liability insurance (occurrence form) having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and Two Million Dollars ($2,000,000) aggregate per location if Tenant has multiple locations, providing coverage for, among other things, blanket contractual liability, premises, products/completed operations with an "Additional Insured-Managers or Lessors of Premises Endorsement" and containing the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire, and personal and advertising injury coverage, with deletion of (a) the exclusion for operations within fifty (50) feet of a railroad track (railroad protective liability), if applicable, and (b) the exclusion for explosion, collapse or underground hazard, if applicable, and, if necessary, Tenant shall provide for restoration of the aggregate limit, and provided that the policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease;

          8.2.2  Automobile Liability Insurance.  Business automobile liability
                 ------------------------------
insurance having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance, or use of any owned, hired or non-owned automobiles;

          8.2.3  Workers' Compensation and Employer's Liability Insurance.
                 --------------------------------------------------------
Workers' compensation insurance having limits not less than those required by state statute and federal statute, if applicable, and covering all persons employed by Tenant in the conduct of its operations on the Premises (including the all states endorsement and, if applicable, the volunteers endorsement), together with employer's liability insurance coverage in the amount of at least One Million Dollars ($1,000,000); and

          8.2.4  Property Insurance.  "All risk" property insurance including
                 ------------------
boiler and machinery comprehensive form, if applicable, covering damage to or loss of any of Tenant's personal property, fixtures, equipment and alterations, including electronic data processing equipment (collectively "Tenant's Property") (and coverage for the full replacement cost thereof including business interruption of Tenant), together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises; and

          8.2.5  Business Interruption.  As a matter which may be self-insured
                 ---------------------
by Tenant with full waiver of subrogation being deemed applicable to such self-insurance, loss of income and extra expense insurance in amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all peril commonly insured against by prudent lessees in the business of Tenant or attributable to prevention of access to the Premises as a result of such perils.

     8.3  General.
          -------

          8.3.1  Insurance Companies.  Insurance required to be maintained by
                 -------------------
Tenant shall be written by companies licensed to do business in the state in which the Premises are located and having a "General Policyholders Rating" of at least "A - VIII" (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Guide."

          8.3.2  Certificates of Insurance.  Tenant shall deliver to Landlord
                 -------------------------
certificates of insurance for all insurance required to be maintained by Tenant in a form acceptable to Landlord in its sole discretion no later than seven (7) days prior to the date of possession of the Premises. Tenant shall, at least ten (10) days prior to expiration of the policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty (30) days prior written notice to the parties named as additional insureds in this Lease (except in the case of cancellation for nonpayment of premium in which case cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord).

          8.3.3  Additional Insureds.  Landlord, Landlord's lender, if any, and
                 -------------------
any property management company of Landlord for the Premises shall be named as additional insureds on a form approved by Landlord under all of the policies required by Section 8.2.1. The policies required under Section 8.2.1 shall provide for severability of interest.

          8.3.4  Primary Coverage.  All insurance to be maintained by Tenant
                 ----------------
shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance of Landlord. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease.

          8.3.5  Waiver of Subrogation.  Notwithstanding anything in this Lease
                 ---------------------
to the contrary, Landlord and Tenant hereby release each other and their respective agents, employees, successors, assignees and sublessees from all liability for injury to any person or any damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under this Lease, or which would normally be covered by "all risk" property insurance, without regard to the negligence or willful misconduct of the person or entity so released. All of Landlord's and Tenant's repair and indemnity obligations under this Lease shall be subject to the waiver and release contained in this paragraph. Each party shall cause each insurance policy it obtains to provide that the insurer thereunder waives all recovery by way of subrogation as required herein in connection with any injury or damage covered by such policy.

          8.3.6  Notification of Incidents.  Tenant shall notify Landlord within
                 -------------------------
twenty-four (24) hours after the occurrence of any accidents or incidents in the Premises, the Building, Common Areas or the Project which could give rise to a claim under any of the insurance policies required under this Section 8.

     8.4  Indemnity.  Tenant shall indemnify, protect, defend (by counsel
          ---------
acceptable to Landlord) and hold harmless Landlord and Landlord's directors, officers, shareholders, lenders, successors and assigns from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all reasonable costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon (herein together referred "Liabilities"), arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (i) any default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or (ii) Tenant's negligence or willful misconduct in or about the Premises, the Building, the Common Area or other portions of the Project, except for claims to the extent caused by Landlord's negligence or willful misconduct. The obligations of Tenant under this Section 8.4 shall survive the termination of this Lease with respect to any claims or Liabilities arising prior to such termination.

     8.5  Exemption of Landlord from Liability.  Tenant, as a material part of
          ------------------------------------
the consideration to Landlord, hereby assumes all risk of damage to property including, but not limited to, Tenant's fixtures, equipment, furniture and alterations or illness or injury to persons in, upon or about the Premises, the Building, the Common Area or other portions of the Project arising from any cause, and Tenant hereby expressly releases Landlord and waives all claims in respect thereof against Landlord, except as otherwise provided below in this
Section 8.5 in the provisions regarding Landlord's indemnification of Tenant. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the property of Tenant, or injury to or illness or death of Tenant or any Tenant Party or any other person in or about the Premises, the Building, the Common Area or the Project, whether such damage, illness or injury is caused by fire, steam, electricity, gas, water or rain, or from the breakage, leakage or other defects of sprinklers, wires, appliances, ventilation, plumbing, air conditioning or lighting fixtures, or from any other cause, and whether said damage, illness or injury results from conditions arising upon the Premises, upon other portions of the Building or from other sources or places, and regardless of whether the cause of such damage, illness or injury or the means of repairing the same is inaccessible to Tenant, except only damage, illness or injury caused by Landlord's negligence or willful misconduct. Landlord shall not be liable for any damages arising from any act or neglect of any contractor or other tenant, if any, of the Building or the Project or Landlord's failure to enforce the terms of any agreements with parties other than Tenant. Notwithstanding the foregoing, Landlord shall not be released or indemnified from, and shall indemnify, defend (by counsel reasonably acceptable to Tenant) and hold harmless Tenant and its directors, officers, employees, shareholders, agents, contractors, and each of their successors and assigns from and against any and all Liabilities (as defined in Section 8.4 above), arising as a result (directly or indirectly) of or in connection with, but only to the extent of Landlord's negligent acts or omissions, willful misconduct or breach of this Lease;

provided, however, the foregoing indemnity of Landlord (i) shall in no way limit or otherwise affect the limitation on Landlord's liability under this Lease pursuant to Section 19.5 hereof, and (ii) shall be subject to the provisions of
Section 8.3.5 above.

9.   REPAIRS AND MAINTENANCE.
     -----------------------

     9.1  Tenant.  Tenant, at Tenant's cost and expense, shall keep and maintain
          ------
the Premises (interior and exterior, excluding roofing and painting), including, without limitation, loading docks, roll up doors and ramps, floors, subfloors and floor coverings, walls and wall coverings, doors, windows, glass, plate glass, locks, ceilings, skylights, lighting systems, interior plumbing, electrical and mechanical systems and wiring, appliances and devices using or containing refrigerants, fixtures and equipment in good repair and in a clean and safe condition, and repair and/or replace any and all of the foregoing in a clean and safe condition, in good order, condition and repair; provided, however, to the extent the necessity for such repair or replacement is caused by the gross negligence or willful misconduct of Landlord, its agents, employees or contractors, Landlord shall be responsible for the actual, reasonable costs of such repair or replacement to the extent such costs are not covered by the proceeds of insurance required to be maintained by Tenant under this Lease (or such proceeds as Tenant would have received had Tenant maintained the insurance required to be maintained by Tenant under this Lease). Without limiting the foregoing, Tenant shall, at Tenant's sole expense, immediately replace all broken glass in the Premises with glass equal to or in excess of the specification and quality of the original glass; and repair any area damaged by Tenant, Tenant's agents, employees, invitees and visitors, including any damage caused by any roof penetration, whether or not such roof penetration was approved by Landlord. All repairs and replacements by Tenant shall be made and performed: (a) at Tenant's cost and expense and at such time and in a commercially reasonable manner, (b) by contractors or mechanics reasonably approved by Landlord, (c) so that same shall be at least equal in quality, value and utility to the original work or installation, (d) in a manner and using equipment and materials that will not interfere with or impair the operations, use or occupation of the Building or any of the mechanical, electrical, plumbing or other systems in the Building or the Project, and (e) in accordance with the Rules and Regulations and all Applicable Laws (as defined in Section 11). In the event that an Event of Default exists due to Tenant's failure to maintain the Premises in accordance with the obligations under the Lease, Landlord shall have the right to enter the Premises and perform such maintenance, repairs or refurbishing at Tenant's sole cost and expense (including a sum for overhead to Landlord equal to three percent (3%) of the costs of maintenance, repairs or refurbishing). Tenant shall maintain written records of maintenance and repairs, as required by any Applicable Law, and shall use certified technicians to perform such maintenance and repairs, as so required. Tenant shall deliver full and complete copies of all service or maintenance contracts entered into by Tenant for the Premises to Landlord within one hundred twenty (120) days after the Commencement Date. Notwithstanding anything in this Lease to the contrary, Landlord shall perform and construct, and Tenant shall have no responsibility to perform or construct (but shall be obligated to pay for its portion of the cost thereof to the extent allowed as Building Operating Expenses under the provisions of Section 6.2.1 above), any repair, maintenance or improvements (i) necessitated by the acts or omissions of Landlord or any other occupant of the Project or their respective agents, contractors or invitees, (ii) occasioned by fire, acts of God or other casualty or by the exercise of the power of eminent domain, (iii) required as a consequence of any violation of Applicable Laws or construction defects in the Premises, the Building or the Project as of the Commencement Date, (iv) for which Landlord has received a reimbursement from others, (v) which could be treated as a capital expenditure under generally accepted accounting principles, (vi) to the electrical, mechanical, plumbing, water, sewer and HVAC systems serving the Premises, the Building and the Project, and
(vii) to any portion of the Building or the Project outside the demising walls of the Premises.

     9.2  Landlord.  Landlord shall, subject to the following limitations,
          --------
repair damage to structural portions of the roof, foundation and load-bearing portions of walls (excluding wall coverings, painting, glass and doors) of the Building; provided, if such damage is caused by negligence or willful misconduct of Tenant, or any Tenant Party, then such repairs shall be at Tenant's sole expense after the application of any insurance proceeds available under insurance required to be carried by the parties under this Lease. Landlord shall not be required to make any repair resulting from (i) any alteration or modification to the Building or to mechanical equipment within the Building performed by, for or because of Tenant or to special equipment or systems installed by, for or because of Tenant, (ii) the installation, use or operation of Tenant's property, fixtures and equipment, (iii) the moving of Tenant's property in or out of the Building or in and about the Premises, or (iv) Tenant's use or occupancy of the Premises in violation of Section 11 of this Lease. Landlord shall have no obligation to make repairs under this Section 9.2 until a reasonable time after receipt of written notice from Tenant of the need for such repairs. There shall be no abatement of Rent during the performance of such work. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Premises (except as otherwise expressly provided in this Lease or the Work Letter), nor for any damage that may result from interruption of Tenant's use of the Premises during any repairs by Landlord. Tenant waives any right to repair the Premises, the Building and/or the Common Area at the expense of Landlord under any Applicable Laws, including, without limitation, Sections 1941 and 1942 of the California Civil Code.

10.  ALTERATIONS.
     -----------

     10.1 Trade Fixtures; Alterations.  Tenant may install trade fixtures,
          ---------------------------
equipment and furniture in the Premises, provided that such items are installed and are removable without structural damage to the Premises, the Building, the Common Area or the Project. Tenant shall not construct, nor allow to be constructed, any alterations or physical additions in, about or to the Premises without obtaining the prior written consent of Landlord, which consent shall be conditioned upon Tenant's compliance with the provisions of Exhibit F but shall
                                                            ---------
not be unreasonably withheld or delayed. Tenant shall submit plans and specifications to Landlord with Tenant's request for approval and shall reimburse Landlord for all reasonable costs which Landlord may incur in connection with granting approval to Tenant for any such alterations and additions, including any costs or expenses which Landlord may incur in electing to have outside architects and engineers review said matters. If Landlord does not respond to a written request from Tenant within ten (10) business days, then Landlord shall be deemed to disapprove such request. In the event Tenant makes any alterations to the Premises that trigger or give rise to a requirement that the Building or the Premises come into compliance with any governmental laws, ordinances, statutes, orders and/or regulations (such as ADA requirements), Tenant shall be fully responsible for complying, at its sole cost and expense, with same. Tenant shall file a notice of completion after completion of such work and provide Landlord with a copy thereof. Tenant shall provide Landlord with a set of "as-built" drawings for any such work. Notwithstanding the foregoing, Tenant shall have the right to construct non-structural alterations and improvements to the Premises without Landlord's prior approval, if the cost of any alteration project does not exceed $25,000; provided that, prior to commencing such "deemed approved" alterations, Tenant shall provide Landlord with a written description thereof accompanied by the plans and specifications to be utilized for the work of such alterations, and, following the completion thereof, Tenant shall provide Landlord with a copy of the "field-grade as-built" version of such plans and specifications. Upon Tenant's request from time to time, Landlord shall advise Tenant in writing whether Landlord will require Tenant to remove any alterations or improvements upon termination of this Lease. Tenant's trade fixtures, furniture, equipment and other personal property installed in the Premises shall at all times be Tenant's property, and Tenant may remove any or all of such property from the Premises at any time and from time to time prior to the end of the term of this Lease; provided that Tenant repairs all damage caused by such removal. Landlord shall have no lien or other interest whatsoever in any item of such property, and Landlord waives all such liens and interest. Within ten (10) days following Tenant's request from time to time, Landlord shall execute documents in a commercially reasonable form to evidence Landlord's waiver of any right, title, lien or interest in any of such property and giving any lenders holding a security interest or lien on such property reasonable rights of access to the Premises to remove such property, provided that such removal occurs not later than ten (10) business days following the end of the term of the Lease and provided that such lenders repair all damage caused by such removal within five
(5) business days of such removal.

     10.2 Damage; Removal.  Tenant shall repair all damage to the Premises, the
          ---------------
Building, the Common Area or the Project caused by the installation or removal of Tenant's fixtures, equipment, furniture or alterations. Upon the termination of this Lease, Tenant shall remove any or all trade fixtures, alterations, additions, improvements and partitions made or installed by Tenant and restore the Premises to its condition existing prior to the construction of any such items; provided, however, Landlord has the absolute right to require Tenant to have all alterations designated by Landlord to remain on the Premises, in which event they shall be and become the property of Landlord upon the termination of this Lease. All such removals and restoration shall be accomplished in a good and workmanlike manner and so as not to cause any damage to the Premises, the Building, the Common Area or the Project whatsoever. Notwithstanding the foregoing, unless Tenant is in default (in which event Civil Code Sections 1980 through 1991 shall control), all articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by or on behalf of Tenant in the Premises shall remain the property of Tenant, and may be removed by Tenant at any time during the Term of the Lease.

     10.3 Liens.  Tenant shall promptly pay and discharge all claims for labor
          -----
performed, supplies furnished and services rendered at the request of Tenant and shall keep the Premises free of all mechanics' and materialmen's liens in connection therewith. Tenant shall provide at least ten (10) days prior written notice to Landlord before any labor is performed, supplies furnished or services rendered on or at the Premises and Landlord shall have the right to post on the Premises notices of non-responsibility. If any lien is filed, Tenant shall cause such lien to be released and removed within ten (10) days after the date of filing, and if Tenant fails to do so, Landlord may take such action as may be necessary to remove such lien and Tenant shall pay Landlord such amounts expended by Landlord together with interest thereon at the Applicable Interest Rate from the date of expenditure.

     10.4 Standard of Work.  All work to be performed by or for Tenant pursuant
          ----------------
hereto shall be performed diligently and in a first class, workmanlike manner, and in compliance with all Applicable Laws, and/or Tenant and Landlord's insurance carriers. Landlord shall have the right, but not the obligation, to inspect periodically the work on the Premises and Landlord may require changes in the method or quality of the work.

11.  USE. The Premises shall be used only for the Permitted Uses set forth in
     ---
the Basic Lease Information and for no other uses. Tenant's use of the Premises shall be in compliance with and subject to all applicable laws, statutes, codes, ordinances, orders, rules, regulations, conditions of approval and requirements of all federal, state, county, municipal and governmental authorities and all administrative or judicial orders or decrees and all permits, licenses, approvals and other entitlements issued by governmental entities, and rules of common law, relating to or affecting the Project, the Premises or the Building or the use or operation thereof, whether now existing or hereafter enacted, including, without limitation, the Americans with Disabilities Act of 1990, 42 USC 12111 et seq. (the "ADA") as the same may be amended from time to time, all Environmental Laws (as defined in Section 12.1), and any CC&Rs or any supplement thereto recorded in any official or public records with respect to the Project or any portion thereof ("Applicable Laws"). Tenant shall be responsible for obtaining any permit, business license, or other permits or licenses required by any governmental agency permitting Tenant's use or occupancy of the Premises, except that the provisions of the Work Letter attached to this Lease as Exhibit B shall control the obligations of the parties with respect to obtaining building permits for the construction and installation of the Tenant Improvements and a certificate of occupancy for the Premises prior to the Commencement Date. In the event Landlord desires to record CC&Rs against the Project after the date of full execution of this Lease, Landlord shall, at its option, either (a) obtain Tenant's consent thereto, which consent shall not be unreasonably withheld (provided Tenant's material rights and obligations under the Lease are not impaired but provided that any provisions of such CC&Rs which require Tenant to pay reasonable assessments such as for common area maintenance and landscaping shall not be deemed to impair Tenant's material rights and obligations under this Lease), conditioned or delayed or (b) elect not to obtain Tenant's consent thereto, in which event the provisions of this Lease shall prevail over any conflicting provisions of the CC&Rs. In no event shall the Premises be used for any of the Prohibited Uses set forth on Exhibit D attached
                                                             ---------
hereto. Tenant shall comply with the rules and regulations attached hereto as Exhibit E, together with such additional rules and
---------
regulations as Landlord may from time to time prescribe. Tenant shall not commit waste, overload the floors or structure of the Building, subject the Premises, the Building, the Common Area or the Project to any use which would violate any insurance coverage, permit any unreasonable odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises, take any action which would constitute a nuisance or would disturb, obstruct or endanger any other tenants, take any action which would abrogate any warranties, or use or allow the Premises to be used for any unlawful purpose. Tenant shall have the right in common with other tenants of Landlord to use the parking facilities of the Project. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord shall not be responsible for non-compliance by any other tenant or occupant of the Project with, or Landlord's failure to enforce, any of the rules or regulations or CC&Rs or any other terms or provisions of such tenant's or occupant's lease. Tenant shall promptly comply with the reasonable requirements of any board of fire insurance underwriters or other similar body now or hereafter constituted. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Premises, the Building or the Project. Notwithstanding the foregoing, Tenant shall not be required to comply with or cause the Premises to comply with any Applicable Laws unless such compliance is necessitated solely due to Tenant's particular use of the Premises; provided, however, that the foregoing provision of this sentence shall not relieve Tenant from its obligation to pay for Tenant's Share of Building Operating Expenses under Section 6.2.1 above. Tenant shall not be required to comply with any rule or regulation established by Landlord unless the same applies non-discriminatorily to all occupants of the Project, does not unreasonably interfere with Tenant's use of, access to, or parking at the Premises, and does not materially increase the obligations or decrease the rights of Tenant under this Lease.

12.  ENVIRONMENTAL MATTERS.
     ---------------------

     12.1 Hazardous Materials.  Tenant shall not cause nor permit, nor allow any
          -------------------
of Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees or subtenants (individually, a "Tenant Party" and collectively, "Tenant's Parties") to cause or permit, any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, under or about the Premises, the Building, the Common Area or the Project, except for routine office and janitorial supplies in usual and customary quantities and Hazardous Materials lawfully used by Tenant in the conduct of its business (so long as Landlord has received a written list of such Hazardous Materials, accompanied by Tenant's business plan for lawfully handling such Hazardous Materials prior to their use in the Premises) stored, used and disposed of in accordance with all applicable Environmental Laws. As used herein, "Hazardous Materials" means any chemical, substance, material, controlled substance, object, condition, waste, living organism or combination thereof, whether solid, semi-solid, liquid or gaseous, which is or may be hazardous to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls (PCBs), refrigerants (including those substances defined in the

Environmental Protection Agency's "Refrigerant Recycling Rule," as amended from time to time) and which chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof now or become in the future regulated in any manner by any Environmental Law based upon, directly or indirectly, such properties or effects. As used herein, "Environmental Laws" means any and all federal, state or local environmental, laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant, the Premises, the Building, the Common Area or the Project. Tenant and Tenant's Parties shall comply with all Environmental Laws and promptly notify Landlord in writing of the violation of any Environmental Law or presence of any Hazardous Materials, other than office and janitorial supplies and Hazardous Materials as permitted above, in, on, under or about the Premises or the improvements or the soil or groundwater thereunder. Landlord shall have the right to enter upon and inspect the Premises and to conduct tests, monitoring and investigations. If such tests indicate the presence of any violation of Environmental Laws by Tenant or any Tenant Party, Tenant shall reimburse Landlord for the cost of conducting such tests. In the event of any such violation, Tenant shall promptly take any and all steps necessary to rectify the same to the satisfaction of the applicable agencies. If an Event of Default exists because Tenant has failed to take such prompt action, Landlord may take such action on behalf of Tenant, in which event Tenant shall reimburse Landlord, upon demand, for the cost to Landlord of performing rectifying work. The reimbursement shall be paid to Landlord in advance of Landlord's performing such work, based upon Landlord's reasonable estimate of the cost thereof; and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall promptly after receipt of Landlord's bills therefor or Landlord shall promptly refund to Tenant any excess deposit, as the case may be.

     12.2 Indemnification.  Tenant shall indemnify, protect, defend (by counsel
          ---------------
acceptable to Landlord) and hold harmless Landlord and Landlord's affiliated entities, and each of their respective members, managers, partners, directors, officers, employees, shareholders, lenders, agents, contractors, successors and assigns (individually and collectively, "Indemnitees") from and against any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expenses arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (a) Tenant and/or any Tenant Party's breach of this Section 12, or (b) the release or emission of Hazardous Materials on, under or about the Premises or other property as a result (directly or indirectly) of Tenant's and/or any Tenant Party's activities, or failure to act, in connection with the Premises. This indemnity shall include, without limitation, the cost of any required repair, cleanup or detoxification, and the preparation and implementation of any closure, monitoring or other required plans, whether such action is required or necessary prior to or following the termination of this Lease. The written consent by Landlord to the presence of Hazardous Materials on, under or about the Premises shall not excuse Tenant from Tenant's obligation of indemnification pursuant hereto. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or termination of this Lease.

     12.3 Landlord Obligations.  To Landlord's "actual knowledge" (as defined in
          --------------------
Section 1.1 above), (a) no Hazardous Material is present in the Building or at the Project or the soil, surface water, or groundwater thereof, (b) no underground storage tanks are present at the Project, and (c) no action, proceeding or claim is pending or threatened regarding the Building or the Project concerning any Hazardous Material or pursuant to any Environmental Law. Notwithstanding the foregoing provisions of this Article 12, under no circumstance shall Tenant be liable for, and Landlord shall promptly remediate, at Landlord's sole cost and expense, pursuant to the requirements of Applicable Laws, the presence of any Hazardous Material in, on or about the Building, the Project or the soil, air, improvements, groundwater or surface water thereof, or the violation of any Environmental Law, except to the extent that any of the foregoing actually results from the release or emission of Hazardous Material by Tenant or Tenant Parties in violation of Environmental Laws.

13.  DAMAGE AND DESTRUCTION.
     ----------------------

     13.1 Casualty.  If the Premises or Building should be damaged or destroyed
          --------
by fire or other casualty, Tenant shall give immediate written notice to Landlord. Within thirty (30) days after receipt from Tenant of such written notice, Landlord's "general contractor in charge of construction" (which shall mean in this Article 13 a general contractor with a substantial experience in acting as a general contractor with respect to the construction of improvements similar to the Building in size, specification and quality of construction in the "Bay Area" of Northern California for a continuous period of at least ten
(10) years prior to the date of such damage or destruction) shall certify to the parties as to whether the necessary repairs can reasonably be made: (a) in less than one hundred eighty (180) days; or (b) in more than one hundred eighty (180) days, in each case after the date of the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed.

          13.1.1  Less Than 180 Days.  If the Premises or Building should be
                  ------------------
damaged, and, if Landlord's general contractor in charge of construction certifies to Landlord and Tenant that the Premises can reasonably be fully restored by Landlord to their prior condition within one hundred eighty (180) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, this Lease shall not terminate and Landlord shall repair the Premises, except that Landlord shall not be required to rebuild, repair or replace Tenant's Property which may have been placed in, on or about the Premises by or for the benefit of Tenant. Rent payable hereunder shall be abated equitably following any such damage based upon the extent to which Tenant is prohibited from the beneficial use and enjoyment of the Premises, from the date the Premises were damaged through the date that the affected portion of the Premises is restored to its prior condition.

          13.1.2  Greater Than 180 Days.  If the Premises or Building should be
                  ---------------------
damaged and, if Landlord's general contractor in charge of construction certifies to Landlord and Tenant that the Premises cannot reasonably be fully restored by Landlord to their prior condition within one hundred eighty (180) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, either Landlord or Tenant may terminate this Lease by giving written notice within ten (10) days after notice from Landlord specifying such time period of repair; and this Lease shall terminate and the Rent shall be abated as hereinbelow provided from the date of such damage. In the event that neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Building or Premises (except that Landlord shall not be required to rebuild, repair or replace Tenant's Property which may have been placed in, on or about the Premises by or for the benefit of Tenant). Rent payable hereunder shall be abated equitably following any such damage based upon the extent to which Tenant is prohibited from the beneficial use and enjoyment of the Premises, from the date the Premises were damaged through the date that the affected portion of the Premises is restored to its prior condition.

          13.1.3  Casualty During the Last Year of the Lease Term.
                  -----------------------------------------------
Notwithstanding any other provisions hereof, if the Premises or the Building shall be damaged within the last year of the Lease Term to the extent that Tenant is required to relocate its business operations from the Premises, then, unless Tenant then exercises any right that Tenant has to extend the Lease Term, Landlord and Tenant shall each have the right to terminate the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date Tenant vacates the Premises. The foregoing right shall be in addition to any other right and option of Landlord under this Section 13.

     13.2 Tenant Termination Right.  Notwithstanding anything in this Lease to
          ------------------------
the contrary, if the Premises or any portion of the Building is damaged by any casualty whatsoever, and, as a result thereof, Tenant is, in Tenant's reasonable business judgment, unable to conduct its business operations in the Premises at a level acceptable to Tenant under its then current business plan, then Tenant shall have the option to terminate this Lease if Landlord's general contractor in charge of construction certifies to Landlord and Tenant that the Premises cannot reasonably be fully restored by Landlord to their prior condition within one hundred eighty (180) days after the date of such damage.

     13.3 Uninsured Casualty.  Tenant shall be responsible for and shall pay to
          ------------------
Landlord Tenant's Share of any commercially reasonable deductible or retention amount (not to exceed $10,000) payable under the property insurance for the Building. In the event that the Premises or any portion of the Building is damaged to the extent Tenant is unable to use the Premises and such damage is not covered by insurance required to be maintained by Landlord, then Landlord shall have the right at Landlord's option either (i) to repair such damage as soon as reasonably possible at Landlord's expense, or (ii) to give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to terminate this Lease, Tenant shall have the right within ten (10) days after receipt of such notice to give written notice to Landlord of Tenant's commitment to pay the cost of repair of such damage, in which event this Lease shall continue in full force and effect, and Landlord shall make such repairs as soon as reasonably possible subject to the following conditions: Tenant shall deposit with Landlord Landlord's estimated cost of such repairs not later than ten (10) days prior to Landlord's commencement of the repair work. If the cost of such repairs exceeds the amount deposited, Tenant shall reimburse Landlord for such excess cost within fifteen
(15) days after receipt of an invoice from Landlord. Any amount deposited by Tenant in excess of the cost of such repairs shall be refunded within thirty
(30) days of Landlord's final payment to Landlord's contractor. If Tenant does not give such notice within the ten (10) day period, or fails to make such deposit as required, this Lease shall terminate automatically as of the date of the occurrence of the damage. If Landlord does not elect to terminate this Lease, or is not entitled to terminate this Lease following any damage described in this Section 13.3, then Landlord shall repair such damage as soon as reasonably possible at Landlord's expense. Notwithstanding the foregoing, Landlord shall not have the right to terminate this Lease if the damage to the Premises or the Building is relatively minor (e.g., repair or restoration would cost less than five percent (5%) of the replacement cost of the Building).

     13.4 Waiver.  With respect to any damage or destruction which Landlord is
          ------
obligated to repair or may elect to repair, Tenant waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law, including without limitation any rights granted under Section 1932, subdivision 2, and Section 1933 of the California Civil Code.

14.  EMINENT DOMAIN.
     --------------

     14.1 Total Condemnation.  If all of the Premises is condemned by eminent
          ------------------
domain, inversely condemned or sold under threat of condemnation for any public or quasi-public use or purpose ("Condemned"), this Lease shall terminate as of the earlier of the date the condemning authority takes title to or possession of the Premises, and Rent shall be adjusted to the date of termination.

     14.2 Partial Condemnation.  If any portion of the Premises or the Building
          --------------------
is Condemned and such partial condemnation materially impairs Tenant's ability to use the Premises for Tenant's business, Tenant shall have the option of terminating this Lease as of the earlier of the date title vests in the condemning authority or as of the date an order of immediate possession is issued and Rent shall be adjusted to the date of termination. If such partial condemnation does not materially impair Tenant's ability to use the Premises for the business of Tenant, Landlord shall promptly restore the Premises to the extent of any condemnation proceeds recovered by Landlord, excluding the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting or order of immediate possession Rent shall be adjusted as reasonably determined by Landlord.

     14.3 Award.  If the Premises are wholly or partially Condemned, Landlord
          -----
shall be entitled to the entire award paid for such condemnation, and Tenant waives any claim to any part of the award from Landlord or the condemning authority; provided, however, Tenant shall have the right to recover from the condemning authority costs in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location, the unamortized value of any alterations or improvements made to the Premises at Tenant's expense, and, to be consistent with the division of "Transfer Premiums," as defined in Section 16.4 below, one-half of the "bonus value" of this Lease (i.e., the difference between Rent payable hereunder and the then fair market rental value of the Premises) for the balance of the Lease Term. No condemnation of any kind shall be construed to constitute an actual or constructive eviction of Tenant or a breach of any express or implied covenant of quiet enjoyment. Tenant hereby waives the effect of Sections 1265.120 and 1265.130 of the California Code of Civil Procedure and any successor statutes.

     14.4 Temporary Condemnation.  In the event of a temporary condemnation not
          ----------------------
extending beyond the Term, this Lease shall remain in effect, Tenant shall continue to pay Rent and Tenant shall receive any award made for such condemnation except damages to any of Landlord's property. If a temporary condemnation is for a period which extends beyond the Term, this Lease shall terminate as of the date of initial occupancy by the condemning authority and any such award shall be distributed in accordance with the preceding section. If a temporary condemnation remains in effect at the expiration or earlier termination of this Lease, Tenant shall pay Landlord the reasonable cost of performing any obligations required of Tenant with respect to the surrender of the Premises.

15.  DEFAULT.
     -------

     15.1 Events of Defaults.  The occurrence of any of the following events
          ------------------
shall, at Landlord's option, constitute an "Event of Default":

          15.1.1 Vacation or abandonment of the Premises, as "abandonment" is defined in California Civil Code Section 1951.3; provided, however, that vacation of the Premises shall not constitute an Event of Default provided that Tenant at all times is otherwise in compliance with the provisions of this Lease and maintains sufficient security personnel on site or otherwise complies with the security requirements of Landlord's insurance carrier, to protect the Premises from vandalism or other damage;

          15.1.2 Failure to pay Base Rent (or any other rental owing under this Lease, the date for payment of which has been identified in writing to Tenant for at least thirty (30) days prior to the date that it is due) on the date when due and the failure continuing for a period of five (5) days after Tenant has received written notice from Landlord that such payment is due;

          15.1.3 Failure to perform Tenant's covenants and obligations hereunder (except default in the payment of Base Rent or any other rental as to which Tenant is in default under Section 15.1.2 above) where such failure continues for a period of thirty (30) days after written notice from Landlord; provided, however, if the nature of the default is such that more than thirty
(30) days are reasonably required for its cure, Tenant shall not be deemed to be in default if Tenant commences the cure within ten (10) days after written notice from Landlord and diligently and continuously prosecutes such cure to completion;

          15.1.4 The making of a general assignment by Tenant for the benefit of creditors; the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing; the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold; Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due; any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets; Tenant taking any action toward the dissolution or winding up of Tenant's affairs; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

          15.1.5 The intentional making of any material misrepresentation or omission by Tenant or any successor in interest of Tenant in any materials delivered by or on behalf of Tenant to Landlord or Landlord's lender pursuant to this Lease which misrepresentation or omission has had a material adverse effect upon Tenant's ability to pay or perform its obligations under this Lease.

     15.2 Remedies.
          --------

          15.2.1  Termination.  In the event of the occurrence and during the
                  -----------
continuance of any Event of Default, Landlord shall have the right to give a written termination notice to Tenant (which notice may be the notice given under Section 15.1 above, if applicable) and, on the date specified in such notice, this Lease shall terminate unless on or before such date all arrears of Rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other Events of Default at the time existing shall have been fully remedied to the satisfaction of Landlord.

                  15.2.1.1 Repossession. Following termination, without prejudice to other remedies Landlord may have, Landlord may (i) peaceably re-enter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Term), at such rental and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property therefrom.

                  15.2.1.2  Unpaid Rent.  Landlord shall have all the rights and
                            -----------
remedies of a landlord provided by Applicable Law, including the right to recover from Tenant: (a) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination, (b) the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination until the time of award exceeds the amount of loss of rent that Tenant proves could have been reasonably avoided, (c) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, and (d) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. The phrase "worth, at the time of award," as used in (a) and (b) above, shall be computed at the Applicable Interest Rate, and as used in
(c) above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          15.2.2  Continuation.  Even though an Event of Default may have
                  ------------
occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession; and Landlord may enforce all of Landlord's rights and remedies under this Lease, including the remedy described in California Civil Code Section 1951.4 ("lessor" may continue the Lease in effect after "lessee's" breach and abandonment and recover Rent as it becomes due, if "lessee" has the right to sublet or assign, subject only to reasonable limitations) to recover Rent as it becomes due. To the extent permitted under said California Civil Code Section 1951.4, Landlord, without terminating this Lease, may, during the period during which an Event of Default by Tenant exists, attempt to relet the same, or any portion thereof, to third parties for Tenant's account and Tenant shall be liable to Landlord for all reasonable costs Landlord incurs in attempting to relet the Premises. Tenant shall continue to pay the Rent on the date the same is due. No act by Landlord hereunder, including acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease, shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the Applicable Interest Rate from the date of such expenditure.

     15.3 Cumulative.  Each right and remedy of Landlord provided for herein or
          ----------
now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent; and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

16.  ASSIGNMENT AND SUBLETTING.
     -------------------------

     16.1 Consent.  Tenant shall not assign, sublet or otherwise transfer,
          -------
whether voluntarily or involuntarily or by operation of law, the Premises or any part thereof without Landlord's prior written approval, which shall not be unreasonably withheld, conditioned or delayed; provided, however, Tenant agrees it shall be reasonable for Landlord to disapprove of a requested sublease or assignment, if the proposed subtenant or assignee does not have a tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied) equal to or greater than that of Tenant as of the date of the Lease as shown in the financial information provided to Landlord, or if such proposed subtenant or assignee is in the process of negotiation with Landlord to lease other space owned or managed by Landlord.

     16.2 Mergers and Asset Acquisitions.  The merger of Tenant with any other
          ------------------------------
entity or the transfer of any controlling or managing ownership or beneficial interest in Tenant, or the assignment of substantially all of the assets of Tenant, whether or not located at the Premises, shall constitute an assignment hereunder; provided, however, that if, following such merger or asset assignment or transfer of an ownership interest, the financial condition of the Tenant shall be equal to or shall exceed the financial condition of the Tenant as of the date of this Lease, then such merger or acquisition shall constitute a permitted assignment hereunder, subject to all of the terms and conditions of this Lease such as, by way of illustration, the use provision.

     16.3 Transfer Notice.  If Tenant desires to assign this Lease or sublet any
          ---------------
or all of the Premises, Tenant shall give Landlord written notice (the "Transfer Notice") thereof with copies of all related documents and agreements associated with the assignment or sublease, including without limitation, the financial statements of any proposed assignee or subtenant, thirty (30) days prior to the anticipated effective date of the assignment or sublease. The space which Tenant describes in the Transfer Notice as the space which Tenant proposes to assign or sublease shall be referred to herein as the "Subject Space." Tenant shall pay Landlord's reasonable attorneys' fees incurred in the review of such documentation plus an administrative fee of Five Hundred Dollars ($500.00) for each proposed transfer. Landlord shall have a period of fifteen (15) days following receipt of such notice and all related documents and agreements to notify Tenant in writing of Landlord's approval or disapproval of the proposed assignment or sublease. If Landlord fails to notify Tenant in writing of such election, Landlord shall be deemed to have approved such assignment or subletting. This Lease may not be assigned by operation of law. Any purported assignment or subletting contrary to the provisions hereof shall be void and shall constitute an Event of Default hereunder.

     16.4 Transfer Premiums.  If Tenant receives rent or other consideration for
          -----------------
any such transfer in excess of the Rent, or in case of the sublease of a portion of the Premises, in excess of such Rent that is fairly allocable to such portion, after appropriate adjustments to assure that all other payments required hereunder are appropriately taken into account and after deducting brokerage commissions and tenant improvement costs payable by Tenant in connection with such transfer and the unamortized value of any alterations or improvements in the Subject Space paid for by Tenant ("Transfer Premiums"), Tenant shall pay Landlord fifty percent (50%) of the Transfer Premium within thirty (30) days of receipt thereof.

     16.5 Direct Collection.  Landlord may, without waiving any rights or
          -----------------
remedies, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the preceding sentence. Such acceptance of Rent shall in no event be deemed to imply that Landlord is approving a subtenant or assignee which Landlord has not approved in writing pursuant to the requirements of this Section 16.

     16.6 Additional Conditions.  Tenant shall continue to be liable as a
          ---------------------
principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made. Landlord may not consent to subsequent assignments or subletting of this Lease or amendments or modifications to the Lease by assignees of Tenant without notifying Tenant or any successor of Tenant and without obtaining their consent. No permitted transfer shall be effective until there has been delivered to Landlord a counterpart of the transfer instrument in which the transferee agrees to be and remain jointly and severally liable with Tenant for the payment of Rent pertaining to the Premises and for the performance of all the terms and provisions of this Lease relating thereto arising on or after the date of the transfer.

     16.7 Related Entities.  Notwithstanding the foregoing, Tenant may, without
          ----------------
Landlord's prior consent and without payment of any amount to Landlord, sublet any of the Premises or assign this Lease to (a) a subsidiary, affiliate, division or corporation controlling, controlled by, or under common control with Tenant, (b) a successor corporation related to Tenant by merger (subject to the limitations regarding merger described above), consolidation, non-bankruptcy reorganization or government action, or (c) a purchaser of substantially all of Tenant's assets located at the Premises (subject to the limitations regarding asset acquisition described above). Neither the sale or transfer of Tenant's capital stock, including without limitation, a transfer in connection with the merger (subject to the limitations regarding merger described above), consolidation or non-bankruptcy reorganization of Tenant and any sale through any private or public offering, nor the pledge or grant of a security interest in any of Tenant's capital stock shall be deemed an assignment, subletting or other transfer of this Lease or the Premises. Tenant shall notify Landlord in writing of the occurrence of an assignment or subletting as outlined above, and such assignment or subletting shall not become effective until Tenant has provided Landlord with such corporate resolutions and corporate documentation evidencing the existence of, the authority of and the assumption of lease obligations by such assignee or subtenant and financial statements verifying the financial condition of the transferee, if required under this Lease.

     16.8 Occupancy By Others.  On a temporary basis, Tenant may allow any
          -------------------
person or company which is a client or customer of Tenant or which is providing service to Tenant or one of Tenant's clients to occupy certain portions of the Premises (not to exceed twenty percent (20%) of the area thereof) without such occupancy being deemed an assignment or subleasing as long as no new demising walls are constructed to accomplish such occupancy and as long as such relationship was not created as a subterfuge to avoid the obligations set forth in this Section 16.

     16.9 Recapture.  Notwithstanding anything to the contrary contained in this
          ---------
Section 16, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice other than a Transfer Notice issued with respect to the provisions of Sections 16.2, 16.7 and
16.8 above, which Landlord has approval rights under this Section 16, to recapture the Subject Space, so long as such Transfer Notice is with respect to an assignment of all of Tenant's right, title and interest in and to this Lease, or is with respect to a portion of the Premises which is being physically demised, with separate identity and with secured entrances, for the balance of the term of the Lease. Such recapture notice shall cancel and terminate this Lease with respect to such Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed assignment or sublease until the last day of the proposed term of the assignment or sublease as set forth in the Transfer Notice. If this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture such Subject Space under this Section 16.9, then, provided Landlord has consented to the proposed assignment or sublease, Tenant shall be entitled to proceed to transfer such Subject Space to the proposed assignee or sublessee named in the Transfer Notice upon all of the terms set forth in the Transfer Notice.

17.  ESTOPPEL, ATTORNMENT AND SUBORDINATION.
     --------------------------------------

     17.1 Estoppel.  Within ten (10) business days after written request by
          --------
Landlord, Tenant shall deliver an estoppel certificate duly executed (and acknowledged if required by any lender), in the form attached hereto as Exhibit
                                                                        -------
G, or in such other commercially reasonable form as may be acceptable to the
-
lender, which form may include some or all of the provisions contained in Exhibit G, to any proposed mortgagee, purchaser or Landlord. Tenant's failure to
---------
deliver said statement in such time period shall be conclusive upon Tenant that
(a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder; and (c) no more than one month's Base Rent has been paid in advance other than the security deposit and the Letter of Credit. If any financier should require that this Lease be amended, and such amendment shall in no respect impact Tenant negatively from an economic perspective or from the standpoint of the beneficial use and occupancy of the Premises (e.g., as an illustration, but not a limitation, of the foregoing, other than in the description of the Premises, the Term, the Permitted Use, or the Rent), Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease supplement embodying such amendments. Tenant shall, within ten (10) days after the receipt of Landlord's notice, execute and deliver to Landlord the tendered Lease supplement.

     17.2 Subordination.  This Lease shall be subject and subordinate to all
          -------------
ground leases, master leases and the lien of all mortgages and deeds of trust which now or hereafter affect the Premises or the Project or Landlord's interest therein, and all amendments thereto, all without the necessity of Tenant's executing further instruments to effect such subordination. If requested, Tenant shall execute and deliver to Landlord within ten (10) business days after Landlord's request whatever documentation that may reasonably be required to further effect the provisions of this paragraph including a Subordination, Nondisturbance and Attornment Agreement in the commercially reasonable form required by the applicable lender, ground Lessor and/or master lessor. Notwithstanding the foregoing, the subordination of Tenant's rights and interests under this Lease to any mortgage or deed of trust shall be contingent upon Tenant's having received from any such mortgagee or beneficiary of any deed of trust a written recognition agreement in such commercially reasonable form providing that Tenant's rights and interest shall not be disturbed in the event of any foreclosure of any such mortgage or deed of trust and confirming that Tenant shall receive all of the rights and services provided for under this Lease. Prior to the Commencement Date, Landlord shall obtain and deliver to Tenant such a recognition and non-disturbance agreement in a form reasonably acceptable to Tenant from each mortgagee or beneficiary of any deed of trust then encumbering the Building.

     17.3 Attornment.  Tenant hereby agrees that Tenant will recognize as its
          ----------
landlord under this Lease and shall attorn to any person succeeding to the interest of Landlord in respect of the land and the buildings governed by this Lease upon any foreclosure of any mortgage upon such land or buildings or upon the execution of any deed in lieu of foreclosure in respect to such deed of trust. If requested, Tenant shall execute and deliver an instrument or instruments confirming its attornment as provided for herein; provided, however, that no such beneficiary or successor-in-interest shall be bound by any payment of Base Rent for more than one (1) month in advance other than the security deposit and the Letter of Credit, or any amendment or modification of this Lease made without the express written consent of such beneficiary where such consent is required under applicable loan documents.

18.  INTENTIONALLY DELETED.

19.  MISCELLANEOUS.
     -------------

     19.1 General.
          -------

          19.1.1  Entire Agreement.  This Lease sets forth all the agreements
                  ----------------
between Landlord and Tenant concerning the Premises; and there are no agreements either oral or written other than as set forth herein.

          19.1.2  Time of Essence.  Time is of the essence of this Lease.
                  ---------------

          19.1.3  Attorneys' Fees.  In any action or proceeding which either
                  ---------------
party brings against the other to enforce its rights hereunder, the nonprevailing party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees, which amounts shall be a part of the judgment in said action or proceeding.

          19.1.4  Severability.  If any provision of this Lease or the
                  ------------
application of any such provision shall be held by a court of competent jurisdiction to be invalid, void or unenforceable to any extent, the remaining provisions of this Lease and the application thereof shall remain in full force and effect and shall not be affected, impaired or invalidated.

          19.1.5  Law.  This Lease shall be construed and enforced in accordance
                  ---
with the laws of the state in which the Premises are located.

          19.1.6  No Option.  Submission of this Lease to Tenant for examination
                  ---------
or negotiation does not constitute an option to lease, offer to lease or a reservation of, or option for, the Premises; and this document shall become effective and binding only upon the execution and delivery hereof by Landlord and Tenant.

          19.1.7  Successors and Assigns.  This Lease shall be binding upon and
                  ----------------------
inure to the benefit of the successors and assigns of Landlord and, subject to compliance with the terms of Section 16, Tenant.

          19.1.8  Third Party Beneficiaries.  Nothing herein is intended to
                  -------------------------
create any third party benefit.

          19.1.9  Memorandum of Lease.  Tenant shall not record this Lease or a
                  -------------------
short form memorandum hereof without Landlord's prior written consent which Landlord may withhold in its sole discretion.

          19.1.10 Agency, Partnership or Joint Venture.  Nothing contained
                  ------------------------------------
herein nor any acts of the parties hereto shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture by the parties hereto or any relationship other than the relationship of landlord and tenant.

          19.1.11 Merger.  The voluntary or other surrender of this Lease by
                  ------
Tenant or a mutual cancellation thereof or a termination by Landlord shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

          19.1.12 Headings.  Section headings have been inserted solely as a
                  --------
matter of convenience and are not intended to define or limit the scope of any of the provisions contained therein.

          19.1.13 Security Measures.  Tenant hereby acknowledges that Landlord
                  -----------------
shall have no obligation to provide a guard service or other security measures whatsoever. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties.

     19.2 Signs.  All signs and graphics of every kind visible in or from public
          -----
view or corridors, the Common Areas or the exterior of the Premises (whether located inside or outside of the Premises) shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's signage program. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises; and Tenant shall repair any injury or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall not unreasonably withhold, condition or delay its approval of any Tenant signage. Tenant shall have the right to a portion of the signage surface area, on a non-discriminatory basis, of all monument and building signage associated with the Building which has been provided by Landlord or at Landlord's expense within the Project.

     19.3 Waiver.  No waiver of any default or breach hereunder shall be implied
          ------
from any omission to take action on account thereof, notwithstanding any custom and practice or course of dealing. No waiver by either party of any provision under this Lease shall be effective unless in writing and signed by such party. No waiver shall affect any default other than the default specified in the waiver and then such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant shall not be construed as a waiver of any subsequent breach of the same.

     19.4 Financial Statements.  Tenant shall provide to any lender, purchaser
          --------------------
or Landlord, within ten (10) business days after request, a current, accurate financial statement for Tenant and Tenant's business prepared under generally accepted accounting principles consistently applied. Landlord shall keep all such financial statements and other information regarding Tenant's business strictly confidential subject to Landlord's right to provide copies thereof to Landlord's attorneys, accountants, lenders or prospective lenders and purchasers or prospective purchasers of the Building, on a "need to know" basis.

     19.5 Limitation of Liability.  The obligations of Landlord under this Lease
          -----------------------
are not personal obligations of the individual partners, members, managers, directors, officers, shareholders, agents or employees of Landlord; and Tenant shall look solely to the Project for satisfaction of any liability of Landlord and shall not look to other assets of Landlord nor seek recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Landlord. Whenever Landlord transfers its interest, Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder first accruing after the date of such transfer and the transferee of Landlord's interest shall assume all liabilities and obligations of Landlord hereunder from the date of such transfer.

     19.6 Notices.  All notices to be given hereunder shall be in writing and
          -------
mailed postage prepaid by certified or registered mail, return receipt requested, or delivered by personal or courier delivery, or sent by facsimile, electronically confirmed, (immediately followed by one of the preceding methods), to Landlord's Address and Tenant's Address, or to such other place as Landlord or Tenant may designate in a written notice given to the other party. Notices shall be deemed served upon the first attempted delivery by the U.S. Postal Service, the courier or a recognized overnight delivery service, or upon receipt of the facsimile prior to 5 p.m. on any business day, or, if after 5 p.m., on the next business day.

     19.7 Brokerage Commission.  Landlord shall pay a brokerage commission to
          --------------------
Landlord's Broker specified in the Basic Lease Information in accordance with a separate agreement between Landlord and Landlord's Broker. Landlord shall have no further or separate obligation for payment of any commissions or fees to any other broker or finder. Tenant warrants to Landlord that Tenant's sole contact with Landlord or with the Premises in connection with this transaction has been directly with Landlord, Landlord's Broker and Tenant's Broker specified in the Basic Lease Information, and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Tenant. Any commissions or fees payable to Tenant's Broker with respect to this transaction shall be paid by Landlord's Broker or Tenant, and Landlord shall have no obligation with respect thereto.

Subject to the foregoing, Tenant agrees to indemnify and hold Landlord harmless from any claims or liability, including reasonable attorneys' fees, in connection with a claim by any person for a real estate broker's commission, finder's fee or other compensation based upon any statement, representation or agreement of Tenant, and Landlord agrees to indemnify and hold Tenant harmless from any such claims or liability, including reasonable attorneys' fees, based upon any statement, representation or agreement of Landlord.

     19.8  Authorization.  Tenant represents and warrants that each individual
           -------------
executing this Lease on behalf of Tenant is duly authorized to execute and deliver this Lease on behalf of Tenant and that such execution is binding upon Tenant.

     19.9  Holding Over; Surrender
           -----------------------

           19.9.1  Holding Over.  If Tenant holds over the Premises or any part
                   ------------
thereof after expiration of the Term, such holding over shall, at Landlord's option, constitute a month-to-month tenancy, at a rent equal to one hundred fifty percent (150%) for the first 60 days (as may be extended to the extent that such holding over is caused by an event of Force Majeure affecting Tenant's new premises) and two hundred percent (200%) thereafter, of the Base Rent in effect immediately prior to such holding over and shall otherwise be on all the other terms and conditions of this Lease. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease or extension of the Term except as specifically set forth above. If Tenant fails to surrender the Premises upon expiration or earlier termination of this Lease, Tenant shall indemnify and hold Landlord harmless from and against all loss or liability resulting from or arising out of Tenant's failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after the expiration or earlier termination of this Lease and any related attorneys' fees and brokerage commissions.

           19.9.2  Surrender.  Upon the termination of this Lease or Tenant's
                   ---------
right to possession of the Premises, Tenant will surrender the Premises broom clean, together with all keys, in good condition and repair, reasonable wear and tear, acts of God, casualties, condemnation, Hazardous Materials (other than those as to which Tenant bears responsibility for remediation under the terms of this Lease), and alterations and improvements which Tenant is not required to remove at the termination of this Lease excepted. Tenant shall patch and fill all holes within the Premises and all penetrations of the roof shall be resealed to a watertight condition. In no event may Tenant remove from the Premises any mechanical or electrical systems or any wiring within the Premises. Conditions existing because of Tenant's failure to perform maintenance, repairs or replacements shall not be deemed "reasonable wear and tear."

     19.10 Joint and Several.  If Tenant consists of more than one person, the
           -----------------
obligation of all such persons shall be joint and several.

     19.12  Auctions.  Tenant shall not conduct, nor permit to be conducted, any
            --------
auction upon the Premises without Landlord's prior written consent. Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

     19.13  Consents.  Except as otherwise provided elsewhere in this Lease,
            --------
Landlord's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Tenant for any Landlord consent, including but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Material, shall be paid by Tenant upon receipt of an invoice and supporting documentation therefor. Landlord's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Event of Default or breach by Tenant of this Lease exists, nor shall such consent be deemed a waiver of any then existing Event of Default or breach, except as may be otherwise specifically stated in writing by Landlord at the time of such consent. Except as otherwise set forth herein, the failure to specify herein any particular condition to Landlord's consent shall not preclude the imposition by Landlord at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. Whenever this Lease requires the approval, consent, designation, determination, selection or judgment by either Landlord or Tenant, such approval, consent, designation, determination, selection or judgment and conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed and, in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

     19.14  Force Majeure.  "Force Majeure" as used herein means delays
            -------------
resulting from causes beyond the reasonable control of the other party, including, without limitation, any delay caused by any action, inaction, order, ruling, moratorium, regulation, statute, condition or other decision of any private party or governmental agency having jurisdiction over any portion of the Project, over the construction anticipated to occur thereon or over any uses thereof, or by delays in inspections or in issuing approvals by private parties or permits by governmental agencies, or by fire, flood, inclement weather, strikes, lockouts or other labor or industrial disturbance (whether or not on the part of agents or employees of either party hereto engaged in the construction of the Premises, but specifically excluding disputes between Landlord and any contractor, subcontractor, supplier or vendor providing goods or services to the Project), civil disturbance, order of any government, court or regulatory body claiming jurisdiction or otherwise, act of public enemy, war, riot, sabotage, blockage, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority, earthquake, or other natural disaster, delays caused by any dispute resolution process, or any cause whatsoever beyond the reasonable control (excluding financial inability) of the party whose performance is required, or any of its contractors or other representatives, whether or not similar to any of the causes hereinabove stated.

     19.15  Mortgagee Protection. Tenant agrees to give any holder of any
            --------------------
mortgage or deed of trust secured by the Real Property, by registered or certified mail or nationally recognized overnight delivery service, a copy of any notice of default served upon the Landlord by Tenant, provided that, prior to such notice, Tenant has been notified in writing (by way of service on

Tenant of a copy of assignment of rents and leases or otherwise) of the address of such holder of a mortgage or deed of trust. Tenant further agrees that if Landlord shall have failed to cure such default within thirty (30) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such thirty (30) day period and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the holder of any mortgage or deed of trust shall have an additional thirty (30) days within which to cure or correct such default. Notwithstanding the foregoing, in no event shall any holder of any mortgage or deed of trust have any obligation to cure any default of the Landlord.

     19.17  Hazardous Substance Disclosure. California law requires landlords to
            ------------------------------
disclose to tenants the existence of certain Hazardous Materials. Accordingly, the existence of gasoline and other automotive fluids, asbestos containing materials, maintenance fluids, copying fluids and other office supplies and equipment, certain construction and finish materials, tobacco smoke, cosmetics and other personal items must be disclosed. Gasoline and other automotive fluids are found in the garage and parking areas of the Project. Cleaning, lubricating and hydraulic fluids used in the operation and maintenance of the Building are found in the utility areas of the Building not generally accessible to Building occupants or the public. Many Building occupants use copy machines and printers with associated fluids and toners, and pens, markers, inks, and office equipment that may contain Hazardous Materials. Certain adhesives, paints and other construction materials and finishes used in portions of the Building may contain Hazardous Materials. The Building may from time to time be exposed to tobacco smoke. Building occupants and other persons entering the Building from time to time may use or carry prescription and non-prescription drugs, perfumes, cosmetics and other toiletries, and foods and beverages, some of which may contain Hazardous Materials. By its execution of this Lease, Tenant acknowledges that the notice set forth hereinabove shall constitute the notice required under California Health and Safety Code Section 25915.5.

     19.18  Intentionally Deleted.

     19.19  Reasonable Expenditures.  Any expenditure by a party permitted or
            -----------------------
required under this Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representatives during normal business hours.

     19.20  Parking.  Tenant shall have the right to the non-exclusive use of
            -------
its pro-rata share (which shall be equal to Tenant's Share of Building Expenses and which shall include not less than 150 parking spaces) of the parking spaces located in the Common Area. Landlord shall use its good-faith, commercially reasonable effort to assure that parking is not oversubscribed at the Project.

20. LETTER OF CREDIT. In addition to the Security Deposit required to be paid by Tenant to Landlord pursuant to this Lease, Tenant shall deliver to Landlord a letter of credit in the amount of Two Hundred Twenty Thousand Dollars ($220,000.00) (the "Letter of Credit Amount") upon the full execution of this Lease in accordance with the terms and conditions of this Section 20.

          20.1 Delivery.  Concurrently with Tenant's execution of the Lease,
               --------
Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under the Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under the Lease, an irrevocable and unconditional negotiable letter of credit (the "Letter of Credit"), in the form and containing the terms required herein, payable in the County of San Francisco, California, running in favor of Landlord issued by Silicon Valley National Bank or by one of the three largest national banking associations with banking offices in San Francisco, California, in the amount of the Letter of Credit Amount (as such term is defined above). The Letter of Credit shall be (i) at sight and irrevocable, (ii) subject to the terms of this Section 20, maintained in effect, for the period from Tenant's execution of the Lease and continuing until that date which is twenty-five (25) months after the Commencement Date (the "LC Expiration Date"), (iii) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #500, (iv) fully assignable by Landlord but only in connection with a transfer of Landlord's interest in the Lease, including a transfer of Landlord's interest in the Lease by foreclosure or deed in lieu of foreclosure, and (v) permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's reasonable discretion, and shall provide, among other things, in effect that: (A) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) written statement that such amount is due to Landlord under the terms and conditions of the Lease, including, without limitation, this Section 20, it being understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity); (B) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and (C) in the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable) to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Landlord. If, as result of any application or use by Landlord of all or any part of the Letter of Credit (or any "Cash Collateral," as that term is defined, below), the amount of the Letter of Credit and Cash Collateral shall collectively be less than the Letter of Credit Amount, Tenant shall, within ten (10) business days thereafter, provide Landlord with either (1) cash (the "Cash Collateral") to be held and applied by Landlord as collateral in the same manner as if Landlord held such amount as part of the Letter of Credit, or (2) additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total Letter of Credit Amount), and any such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 20. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or Cash Collateral, as the case may be, or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the LC Expiration Date, Landlord will accept Cash Collateral, a renewal letter of credit or substitute letter of credit (such renewal or substitute letter of credit or Cash Collateral to be in effect and delivered to Landlord, as applicable, not later than thirty (30) days prior to the expiration of the Letter of Credit), which with respect to any letter of credit shall be irrevocable and automatically renewable as above provided through the LC Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord in its reasonable discretion. However, if the Cash Collateral is not timely delivered or the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit and/or the Cash Collateral in the amount and in accordance with the terms set forth in this Section 20, Landlord shall have the right to present the Letter of Credit to the bank in accordance with the terms of this Section 20, and the entire sum evidenced thereby shall be paid to and held by Landlord as Cash Collateral for performance of all of Tenant's obligations under the Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under the Lease. If there shall exist an Event of Default by Tenant under the Lease, including, without limitation, the Work Letter attached to the Lease as Exhibit B, Landlord may, but without obligation to do so, draw upon the Letter of Credit and/or utilize the Cash Collateral, in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of the Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner.

          20.2 Expiration.  Notwithstanding anything to the contrary set forth
               ----------
in this Section 20, if as of the last day of the twenty-fourth (24th) month of the Term of the Lease no Event of Default by Tenant exists under the Lease, including without limitation, the Work Letter, which twenty-four-month term shall be extended on a day-for-day basis by any number of days during which Tenant was in the state of an uncured Event of Default following the expiration of any applicable cure periods, Landlord shall return the Letter of Credit to Tenant.

21.  OPTION TO EXTEND.

     21.1 Terms of Option.  Provided that Tenant is not, as of the date of
          ---------------
exercise the option set forth herein, in a condition of an uncured Event of Default, Tenant shall have the option to renew this Lease for an additional period of sixty (60) months ("Extension Term"). The Extension Term shall be on all the terms and conditions of this Lease, except that Landlord shall have no additional obligation for free rent, leasing commissions, leasehold improvements or for any other tenant inducements for the Extension Term. Base Rent shall be adjusted to the then current fair market rental rate ("Market Rent") as set forth below. There shall be no additional extension terms beyond the Extension Term set forth herein. Tenant must exercise its option to extend this Lease by giving Landlord written notice of its election to do so no later than one hundred eighty (180) nor earlier than three hundred sixty-five (365) days prior to the end of the initial Term. Any notice not given in a timely manner shall be void, and Tenant shall be deemed to have waived its extension rights.

     21.2    Determination of Base Rent During Extension Term.
             ------------------------------------------------

     21.2.1  Agreement on Base Rent.  Landlord and Tenant shall have thirty (30)
             ----------------------
days after Landlord receives the exercise notice in which to agree on the Base Rent during the Extension Term.

     21.2.2  Appraisal.  If Landlord and Tenant are unable to agree upon the
             ---------
fair market rental rate for Base Rent for the Extension Term within such thirty
(30) day period, then within fifteen (15) days after the expiration of the thirty (30) day period, each party, by giving notice to the other party together with such party's proposed Market Rent, shall appoint a real estate appraiser who is a current member of the American Institute of Real Estate Appraisers, with at least five (5) years of experience appraising building space comparable to the Premises in the vicinity of the Building to determine whether Landlord's Market Rent submittal or Tenant's Market Rent submittal is closest to the Market Rent that would have been proposed by such appraiser. Market Rent shall mean the monthly amount per rentable square foot in the Premises that a willing, non-equity new tenant would pay and a willing landlord would accept at arm's length for space in a comparable building or buildings (considering age, quality of construction, size, location and level of interior improvements other than those interior improvements which have been paid for by Tenant other than through the amortization of the cost of Tenant Improvements through the payment of rent to Landlord), in a comparable location, giving appropriate consideration to the then current monthly rental rates per rentable square foot, the presence or absence of rent escalation clauses such as operating expense and tax pass-throughs, length of lease term, size and location of premises being leased and other generally applicable terms and conditions of tenancy for a similar building or buildings. If the two (2) appraisers are unable to agree on whether to use Landlord's or Tenant's submittal of the Market Rent for the Extension Term within twenty (20) days, they shall select a third appraiser meeting the qualifications stated in this Article within five (5) days after the last day the two (2) appraisers are given to select either Landlord's or Tenant's submitted Market Rent for the Extension Term. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. As it is the purpose of this "baseball arbitration" provision to discourage the time, cost and expense of retaining arbitrators to determine Market Rent and, rather, to cause the parties to meet in good faith and agree upon the appropriate Market Rent through the advice and counsel of their respective brokers, as was the case when the Base Rent for the initial term of this Lease was determined without the use of such third party appraisers, the nonprevailing party shall be responsible for the costs, charges and fees of all of the appraisers retained pursuant to the provisions of this Article 21.

     21.2.3  Amendment of Lease.  Immediately after the Base Rent is determined
             ------------------
pursuant to this Article 21, Landlord and Tenant shall execute an amendment to this Lease stating the new Base Rent in effect.

             IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.

"Landlord"                              "Tenant"

CATELLUS DEVELOPMENT                    GODIGITAL TELECOMMUNICATIONS,
CORPORATION, a Delaware corporation     INC., a California corporation

By:     /s/ Don D. Little               By:       /s/ Frank I. Akers
   Name:    Don D. Little                  Name:      Frank I. Akers
   Its: Senior Vice President,             Its:   President & CEO
        Northwest Industrial Development

Date:   6/1/99                          Date:     5/20/99

                                        By:       /s/  T. Olin Nichols
                                           Name:       T. Olin Nichols
                                           Its:   CFO

                                        Date:     6/8/99

                                   EXHIBIT A
                                   ---------

                                   PREMISES

     [Includes an architectural schematic of the premises]


                                   EXHIBIT A

                                   EXHIBIT B
                                   ---------

                                  WORK LETTER

          THIS WORK LETTER ("Work Letter") is entered into as of this 20th day of May, 1999, by and between CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation ("Landlord"), and GODIGITAL TELECOMMUNICATIONS, INC., a California corporation ("Tenant").

                               R E C I T A L S :
                               ----------------

          A. Landlord and Tenant have entered into that certain Multi-Tenant Industrial Triple Net Lease (the "Lease") dated as of the date hereof, covering certain premises (the "Premises") more particularly described in the Lease. This Work Letter is attached to the Lease as Exhibit B. The Lease is hereby incorporated into this Work Letter by this reference. Capitalized terms not defined in this Work Letter shall have the meanings given to such terms in the Lease.

          B. In consideration of the mutual covenants contained in the Lease and this Work Letter, Landlord and Tenant hereby agree as follows:

                              A G R E E M E N T :
                              ------------------

          1.   Definitions.  As used in this Work Letter and in the Lease, the
               -----------
term "Shell" shall mean that certain concrete, multi-tenant tilt up office and light industrial building which contains approximately 102,656 Rentable Square Feet (the "Building"). The term "Shell" shall include, without limitation, (i) the foundation system and slab, walls, structural and finished roof, exterior glazing, entry doors, and all improvements necessary for the Building to comply with Applicable Laws; (ii) all parking areas (including striping and required signage), driveways, curbs, sidewalks, utility installations, exterior lighting, landscaping and related irrigation systems; and (iii) all on-site and off-site improvements required by any governmental authority as a condition of its issuance of any approval for construction of the Shell (including road widening, re-surfacing and striping, signalization, sidewalks, curbs, lighting and other improvements). As used in this Work Letter and in the Lease, the term "Tenant Improvements" shall mean those improvements set forth on the "Final Tenant Plans" (defined in Section 5(a) of this Work Letter).

          2.   Completion of Tenant Improvements.  Subject to the terms of the
               ---------------------------------
Lease and this Work Letter and any "Tenant Delay" or "Force Majeure Delay" as provided herein, Landlord shall complete the construction and installation of the Tenant Improvements in accordance with the preliminary plans (the "Preliminary Plans") attached hereto as Schedule 1 and in accordance with the
                                        ----------
terms of this Work Letter.

                                   EXHIBIT B

          3.   Designation of Representatives.  With respect to the planning,
               ------------------------------
design and construction of the Tenant Improvements, Landlord hereby designates Randy Simmering as "Landlord's Representative" and Tenant hereby designates David Tjon as "Tenant's Representative." Tenant hereby confirms that Tenant's Representative has full authority to act on behalf of and to bind Tenant with respect to all matters pertaining to the planning, design and construction of the Tenant Improvements. Landlord hereby confirms that Landlord's Representative has full authority to act on behalf of Landlord with respect to matters pertaining to the planning, design and construction of the Tenant Improvements. Either party may change its designated representative upon five
(5) days prior written notice to the other party.

          4.   Architect.  The architectural firm of Ware & Malcomb
               ---------
("Architect") which is serving as the architect for the design and construction of the Shell shall also act as the architect with respect to the design and construction of the Tenant Improvements. Landlord shall retain such Architect for the Tenant Improvement services by entering into a separate contract with the Architect or an amendment to the contract for the design and construction of the Shell (the "Architect Contract"). The parties acknowledge and agree that the Architect Contract entered into with the Architect will obligate the Architect to issue to both Landlord and Tenant an architect's certificate ("Architect's Certificate") upon Substantial Completion (as hereinafter defined) of the Tenant Improvements certifying the Substantial Completion of the Tenant Improvements in accordance with the Final Tenant Plans (as hereinafter defined). For purposes of this Agreement, and notwithstanding Article 2.1 of the Lease, "Substantial Completion" of the Tenant Improvements shall mean that (i) all necessary governmental approval for occupancy of the Premises for Tenant's intended use have been obtained (including a final "sign-off" and, if applicable, a certificate of occupancy); (ii) Tenant has had the period described in Section 15 of this Agreement for the purposes described therein;
(iii) all utilities are hooked up and available for use; (iv) the Architect has certified that the Tenant Improvements have been constructed in accordance with the Final Tenant Plans; (v) all incomplete or defective construction which interferes with Tenant's use of the Premises has been remedied and repaired; and
(vi) Landlord has delivered possession of the Premises to Tenant.

          5.   Tenant Improvement Plans.
               ------------------------

               (a)  Final Tenant Plans.  Within thirty (30) days after the full
                    ------------------
execution and delivery of the Lease, Landlord shall cause to be prepared and delivered to Tenant final plans, specifications and working drawings for the Tenant Improvements (the "Final Tenant Plans"), all of which shall conform to and represent logical evolutions of the Preliminary Plans. Included in the Final Tenant Plans shall be the civil, architectural and structural plans for the Tenant Improvements. Within ten (10) business days after receipt of the Final Tenant Plans, Tenant shall have the right either to approve the Final Tenant Plans or to deliver to Landlord the specific written changes to such plans that are necessary, in Tenant's opinion, to conform such plans to the Preliminary Plans or to reduce costs. If Tenant desires changes, Landlord shall not unreasonably withhold its approval of such changes and the parties shall confer and negotiate in good faith to reach agreement on modifications to the Final Tenant Plans and the Work Cost Estimate described below as a consequence of such change. To the extent that the process of

                                   EXHIBIT B
approval of the Final Tenant Plans exceeds ten (10) business days after receipt by Tenant of the Final Tenant Plans initially generated by Landlord as extended by that number of days resulting from Landlord taking more than two (2) business days to respond to Tenant's requests for revisions to the Final Tenant Plans and as extended by that number of days of delay caused by Landlord's failure to generate Final Tenant Plans which are logical evolutions of the Preliminary Plans, such additional time period shall be deemed to be a Tenant Delay. After the Final Tenant Plans have been mutually approved by Landlord and Tenant, Architect shall submit the Final Tenant Plans to the appropriate governmental agency for plan checking and the issuance of a building permit for the Tenant Improvements.

          (b) Work Cost Estimate.  Within thirty (30) days after the full
              ------------------
execution and delivery of the Lease, Landlord shall submit to Tenant a written estimate of the cost to complete the Tenant Improvements, which written estimate will be based upon the Final Tenant Plans taking into account any modifications which may be required to reflect changes in the Final Tenant Plans agreed to by Landlord and Tenant (the "Work Cost Estimate"). Upon Tenant's approval of the Work Cost Estimate (the "Work Cost Statement"), Landlord will have the right to purchase materials and to commence the construction of the items included in the Work Cost Statement. If the total costs reflected in the Work Cost Statement exceed the Allowance (as defined in Section 8(a) below) and, to the extent Tenant elects to take same, the Additional Allowance (as defined in Section 8(b) below), Tenant shall pay such excess to Landlord in cash or by wire transfer of funds, in three (3) equal installments as follows: (i) the first installment shall be paid within five (5) days after Tenant's approval of the Work Cost Statement; (ii) the second installment shall be paid within five (5) days after notice from Landlord to Tenant that the Tenant Improvements are fifty percent (50%) complete; and (iii) the third installment shall be paid within five (5) days following Substantial Completion of the Tenant Improvements.

          (c) No Representations Concerning Tenant Improvement Plans.
              ------------------------------------------------------
Notwithstanding anything to the contrary contained in the Lease or herein, Landlord's participation in the preparation of the Final Tenant Plans and the Work Cost Statement and the construction of the Tenant Improvements shall not constitute any representation or warranty, express or implied, that the Tenant Improvements, if built in accordance with the Final Tenant Plans, will be suitable for Tenant's intended purpose. Tenant acknowledges and agrees that the Tenant Improvements are intended for use by Tenant and the specifications and design requirements for such Tenant Improvements are not within the special knowledge or experience of Landlord. Landlord's sole obligation shall be to arrange the construction of the Tenant Improvements in accordance with the requirements of the Final Tenant Plans; and any additional costs or expense required for the modification thereof to more adequately meet Tenant's use, whether during or after Landlord's construction thereof, shall be borne entirely by Tenant except as otherwise provided in this Work Letter. Notwithstanding the foregoing, Landlord agrees to assign to Tenant the benefit of all construction warranties pertaining to the Tenant Improvements (and, on a nonexclusive basis, the Shell) to the extent that they do not relate to structural or other portions of the Tenant Improvements that Landlord is required to maintain and repair under the Lease.

                                   EXHIBIT B

          6.   Change Orders.  After the parties approve the Final Tenant Plans,
               -------------
any changes to the Final Tenant Plans shall require the prior written approval of Tenant and Landlord (not to be unreasonably withheld or delayed). In particular, Tenant shall not unreasonably withhold or delay its consent to changes proposed by Landlord which do not increase the TI Costs or delay construction. Landlord shall not unreasonably withhold or delay its consent to changes proposed by Tenant provided that Tenant agrees to pay the reasonable increase (if any) in Landlord's TI Costs to make such changes. If Tenant desires any change in the Final Tenant Plans relative to the Tenant Improvements, such changes may only be requested by the delivery to Landlord by Tenant of a proposed written "Change Order" specifically setting forth the requested change. Landlord shall have five (5) business days from the receipt of the proposed Change Order to provide Tenant with the Architect's disapproval of the proposed change stating the reason(s) for such disapproval, or if the Architect approves the proposed change, the following items: (i) a summary of any increase in the cost caused by such change (the "Change Order Cost"), (ii) a statement of the number of days of any delay caused by such proposed change (the "Change Order Delay"), and (iii) a statement of the cost of the Change Order Delay (the "Change Order Delay Expense"), which Change Order Delay Expense shall be the product of the number of days of delay multiplied by the estimated daily Base Rent rate. Tenant shall then have three (3) business days to approve the Change Order Cost, the Change Order Delay and the Change Order Delay Expense.
If Tenant approves these items, Landlord shall promptly execute the Change Order and cause the appropriate changes to the Final Tenant Plans to be made. If Tenant fails to respond to Landlord within said three (3) business day period, the Change Order Cost, the Change Order Delay and the Change Order Delay Expense shall be deemed disapproved by Tenant and Landlord shall have no further obligation to perform any Work set forth in the proposed Change Order. The Change Order Cost shall include all costs associated with the Change Order, including, without limitation, architectural fees, engineering fees and construction costs, as reasonably determined by the Architect and the Contractor (defined in Section 7), respectively. The Change Order Delay shall include all delays caused by the Change Order, including, without limitation, all design and construction delays, as reasonably determined by the Architect and the Contractor, respectively.

          7.   Contractor.  The contractor (the "Contractor") which shall
               ----------
construct the Tenant Improvements shall be selected and retained by Landlord, subject to Tenant's reasonable approval. Landlord shall cause at least three
(3) licensed general contractors to bid for construction of the Tenant Improvements. If Tenant so desires, Tenant may also select a licensed general contractor, reasonably acceptable to Landlord, to bid the work. All bids shall be opened simultaneously. Notwithstanding Tenant's right to approve the Contractor, the Contractor shall be the contractor only of Landlord, and Tenant shall have no liability to the Contractor under any construction contract or otherwise with respect to the Tenant Improvements.

          8.   Payment for the Cost of the Tenant Improvements.
               -----------------------------------------------

               (a)  Allowance.  Landlord hereby grants to Tenant a tenant
                    ---------
improvement allowance to assist Tenant to pay for the work described on the Final Tenant Plans in the amount of Four Hundred Sixty-Two Thousand Two Hundred Sixty-Six Dollars

                                   EXHIBIT B

($462,266) which has been calculated on the basis of $10.00 per rentable square foot of the Premises (the "Allowance"). The Allowance is to be used only for the following costs ("TI Costs"):

          (i) Payment of the cost of preparing the Final Tenant Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Final Tenant Plans.

          (ii) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

          (iii) Construction of the Tenant Improvements as provided in the Final Tenant Plans, including without limitation, the following:

                 (aa) Installation within the Premises of all partitioning, doors, demising walls, floor coverings, ceilings, wall coverings and painting and similar items;

                 (bb) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work necessary for the Premises;

                 (cc) The furnishing and installation of all HVAC units, duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the office portions of the Premises;

                 (dd) Any additional improvements to the Premises required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements;

                 (ee) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, necessary for the Premises;

                 (ff) All plumbing, fixtures, pipes and accessories necessary for the Premises;

                 (gg) Testing and inspection costs; and

                 (hh) Reasonable fees for the Contractor including, but not limited to, fees and costs attributable to general conditions associated with the construction of the Tenant Improvements.

          (iv) An administrative and coordination fee charged by Landlord against the Allowance equal to five percent (5%) of the "hard" TI Costs (exclusive of the costs of paint, wall covering or floor covering), including, without limitation, Change Orders.

                                   EXHIBIT B

In no event will the Allowance be used to pay for Tenant's moving expenses or for furniture, artifacts, equipment, telephone systems or any other item of personal property which is not affixed to the Premises. In no event shall TI Costs include or shall Landlord apply any of the Allowance or the Additional Allowance toward (i) any of the foregoing costs to the extent applicable to, or based on the value of, the Shell; (ii) charges and expenses for changes to the Final Tenant Plans which have not been approved by Tenant; (iii) wages, labor and overhead for overtime and premium time; (iv) principal, interest and fees for construction and permanent financing; (v) off-site management or other general overhead costs incurred by Landlord; (vi) bond premiums; (vii) costs for which Landlord has a right of reimbursement from others (including, without limitation, insurers and warrantors); (viii) the cost to bring the Building and the Premises into compliance with Applicable Laws; (ix) restoration costs in excess of insurance proceeds as a consequence of casualties; (x) penalties and late charges attributable to Landlord's failure to pay other TI Costs; (xi) attorneys', experts' and other fees and costs in connection with contracts and disputes; (xii) costs attributable to improvements made outside the demising walls of the Premises; and (xiii) costs incurred as a consequence of delay (other than Tenant Delays), construction defects, or default by a contractor or subcontractor.

          (b) Costs in Excess of Allowance. The costs referenced in Section 8(a)
              ----------------------------
above shall be charged against the Allowance. If the TI Costs exceed the Allowance, such costs shall be paid for by Tenant in accordance with Paragraph 5(b) above. Notwithstanding anything to the contrary set forth in this Work Letter, if the TI Costs reflected in the Work Cost Statement exceed the Allowance, to assist Tenant to pay for the cost of the Tenant Improvements which exceed the Allowance, Landlord shall make available to Tenant, at Tenant's sole option, an "Additional Allowance" in the amount of up to, but not exceeding, Two Hundred Thirty-One Thousand One Hundred Thirty-Three Dollars ($231,133) which has been calculated on the basis of Five Dollars ($5.00) per rentable square foot of the Premises to help Tenant pay for such excess costs. Tenant shall notify Landlord of Tenant's election to receive the Additional Allowance prior to Landlord's commencement of construction of the Tenant Improvements. If Tenant elects to receive all or any portion of the Additional Allowance, then Tenant shall, during the initial Term of the Lease, pay to Landlord the "Amortization Rent", which shall be that amount which will fully amortize, over the sixty (60) months of the Term of the Lease (commencing as of the Commencement Date), together with interest at the rate of ten percent (10%) per annum, the portion of the Additional Allowance utilized by Tenant to pay for the TI Costs which exceeds the Allowance. Each such monthly payment of the Amortization Rent shall be paid by Tenant to Landlord, at Landlord's Address for Payment of Rent designated in the Basic Lease Information or such other place as Landlord may from time to time designate in writing, in lawful money of the United States of America, without notice or demand, on the first day of each month during the Term of the Lease. In addition, notwithstanding any of the provisions of the Lease to the contrary, including Articles 13 and 14 of the Lease, in no event shall the Amortization Rent be abated or offset for any reason whatsoever; provided, however, that Landlord shall offset and credit against Amortization Rent all insurance proceeds and condemnation awards recoverable by Landlord to the extent reasonably allocable to the Tenant Improvements.

                                   EXHIBIT B

          (c) Unused Allowance Amounts.  Any unused portion of the Allowance
              ------------------------
upon completion of the Tenant Improvements will not be refunded to Tenant or monies to which Tenant is entitled, but shall be available for Change Order Costs.

          (d) When the Premises are Substantially Completed, Landlord shall submit to Tenant a final and detailed accounting of all TI Costs paid by Landlord, certified to be true and correct by Landlord's financial officers. Tenant may audit the books, records and supporting documents of Landlord and the general contractor, at the respective offices of Landlord and the general contractor, to the extent necessary to determine the accuracy of such accounting during normal business hours after giving Landlord at least twenty-four (24) hours written notice. Tenant shall retain for the purpose of such audit a nationally or regionally recognized certified public accounting firm. Tenant shall bear the cost of such audit, unless such audit discloses that Landlord has overstated the total costs by more than four percent (4%) of the actual amount of such costs, in which event Landlord shall pay the cost of Tenant's audit. Landlord shall promptly refund any overpayments to Tenant, and Tenant shall promptly pay to Landlord any underpayments by Tenant, all as revealed by such audit.

          9.  Substantial Completion; Target Completion Date.  The parties
              ----------------------------------------------
estimate that Substantial Completion will be achieved on or before August 1, 1999 (the "Target Completion Date"). Landlord agrees to use its commercially reasonable efforts to cause the Tenant Improvements to be substantially completed on or before the Target Completion Date.

          10. Tenant Delays; Force Majeure Delays.  As used herein, "Tenant
              -----------------------------------
Delays" means any actual delay, calculated on a "net critical path" basis, in the completion of the Tenant Improvements resulting from any or all of the following: (1) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter, including any failure to complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to this Work Letter, including Tenant's failure to grant approvals within the time frames described herein; (2) Tenant-initiated Change Orders; (3) Tenant's request for materials, finishes, or installations which are not readily available, so long (a) as such fact was disclosed to Tenant by Landlord at the time of approval of the Final Tenant Plans, (b) Landlord at such time proposed the substitution of alternate materials, finishes or installations which in Landlord's reasonable judgment would be substantially equivalent to Tenant's requested materials, finishes or installations and would minimize the delay of the substantial completion of the Tenant Improvements, and (c) Tenant nonetheless continued to request the same (provided that such Tenant Delay shall be limited to the number of days projected by Landlord at the time of such approval to be required to receive the delivery and installation of such requested materials, finishes or installations in excess of the number of days which would have been required to receive delivery and installation of the alternate materials, finishes or installations recommended by Landlord), (4) any delay in any way whatsoever arising from Tenant's right to conduct "Inspections" under Section 11 below, (5) Change Order Delays, or (6) any other act or failure to act by Tenant, Tenant's Representative, Tenant's employees, agents, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant, including interference with Landlord, or its contractors, during Tenant's early entry under

                                   EXHIBIT B

Section 2.3 of the Lease; provided, however that (A) Tenant Delays shall only exist under clause (6) of this Paragraph 10 if Landlord notifies Tenant of such event of delay and provides Tenant with one business day to elect to take remedial action in order to eliminate or mitigate such event of delay. Landlord shall, and shall cause the Architect and the Contractor to, use reasonable efforts to minimize the effect of any Tenant Delays, and (B) Tenant Delays shall only include the period of time that Substantial Completion is actually delayed solely as a result of the actions or inactions described in clauses (1) through
(6) above. "Force Majeure Delays" as used herein means delays resulting from causes beyond the reasonable control of Landlord or the Contractor, including, without limitation, any delay caused by any action, inaction, order, ruling, moratorium, regulation, statute, condition or other decision of governmental agency having jurisdiction over any portion of the project, over the construction of the Tenant Improvements or over any uses thereof, or by delays in inspections or in issuing approvals or permits by governmental agencies, or by fire, flood, strikes, lockouts or other labor or industrial disturbance (whether or not on the part of agents or employees of either party hereto engaged in the construction of the Tenant Improvements, but specifically excluding disputes between Landlord and any contractor, subcontractor, supplier or vendor in connection with the Tenant Improvements), civil disturbance, order of any government, court or regulatory body claiming jurisdiction or otherwise, act of public enemy, war, riot, sabotage, blockage, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority, earthquake, or other natural disaster, delays caused by any dispute resolution process, or any cause whatsoever beyond the reasonable control (excluding financial inability) of the party whose performance is required, or any of its contractors or other representatives, whether or not similar to any of the causes hereinabove stated.

          11.  Tenant's Inspection Rights.  Landlord shall schedule and attend
               --------------------------
weekly progress meetings, walk-throughs and any other meetings with the Architect, the Contractor and Tenant to discuss the progress of the construction of the Tenant Improvements ("Meetings"). Landlord shall give Tenant at least twenty-four (24) hours prior notice (written or telephonic) of all such Meetings. Tenant shall designate in writing the person or persons appointed by Tenant to attend the Meetings and such designated party shall be entitled to be present at and to participate in the discussions during all Meetings; but Landlord may conduct the Meetings even if Tenant's appointees are not present. In addition to the foregoing and to Tenant's early entry rights as provided in
Section 2.2 of the Lease, Tenant or its agents shall have the right at any and all reasonable times to conduct inspections, tests, surveys and reports of work in progress ("Inspections") for the purpose of reviewing whether the Tenant Improvements are being constructed in accordance with the Final Tenant Plans, as amended by any approved Change Orders or other agreed upon changes.

          12.  Walk-Through and Punch List.  Upon Substantial Completion of the
               ---------------------------
Tenant Improvements, Tenant, Landlord and the Architect shall jointly conduct a walk-through of the Tenant Improvements and shall jointly prepare a punch list ("Punch List") of items needing additional work ("Punch List Items"); provided, however, the Punch List shall be limited to items which are required by the Construction Contract, the Final Tenant Plans, Change Orders and any other changes agreed to by the parties. Landlord shall diligently prosecute to completion

                                   EXHIBIT B
all Punch List Items at Landlord's sole cost within thirty (30) days after Substantial Completion of the Tenant Improvements.

          13.  Miscellaneous Construction Covenants.
               ------------------------------------

               (a)  Coordination with Lease.  Nothing herein contained shall be
                    -----------------------
construed as (i) constituting Tenant as Landlord's agent for any purpose whatsoever, or (ii) a waiver by Landlord or Tenant of any of the terms or provisions of the Lease. Any default by either party with respect to any portion of this Work Letter shall be deemed a breach of the Lease for which Landlord and Tenant shall have all the rights and remedies as in the case of a breach of the Lease by the other party.

               (b)  Cooperation.  Landlord and Tenant agree to cooperate with
                    -----------
one another and to cause their respective employees, agents and contractors to cooperate with one another to avoid unnecessary interference and delays with the completion of the Work.

          14.  No Representations.  Subject to the provisions of Article 1.1 of
               ------------------
the Lease, and, other than as specifically set forth in this Section 14, Landlord does not warrant that the Building or any component thereof will be free of latent defects or that it will not require maintenance and/or repair within any particular period of time, except as expressly provided herein. Tenant acknowledges and agrees that it shall rely solely on the warranty or guaranty, if any, from Landlord's Contractor, Tenant's Architect or other material and/or service providers relative to the proper design and construction of the Tenant Improvements, the Shell or any component thereof and, to the extent that they do not relate to structural or other portions of the Tenant Improvements that Landlord is required to maintain and repair under the Lease, Landlord agrees to assign to Tenant, on a nonexclusive basis, the benefit of any such warranties or guaranties. Notwithstanding the foregoing, effective upon delivery of possession of the Premises to Tenant, and, for a period of one year following the Commencement Date, Landlord warrants (i) that the Shell and the Tenant Improvements were constructed in a good and workmanlike manner in compliance with all Applicable Laws and the Final Tenant Plans, and (ii) that all material and equipment installed in or otherwise serving the Premises was new and of good quality and was installed in accordance with all vendors' and manufacturers' specifications, instructions and requirements. As Tenant's sole remedy for any violations of the foregoing warranty, Landlord shall promptly undertake the required repairs at Landlord's sole cost and expense.

          15.  Tenant's Entry Into the Premises Prior to Substantial Completion.
               ----------------------------------------------------------------
Subject to the provisions of Section 2.2 of the Lease, and provided that Tenant and its agents do not interfere with, or delay, Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises thirty (30) days prior to the Target Completion Date to permit Tenant to set up operations and install ESD flooring. In addition, provided that Tenant and its agents do not interfere with, or delay, Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises fourteen (14) days prior to the Target Completion Date for the purpose of Tenant installing equipment or fixtures (including Tenant's data and telephone equipment) in the Premises. Prior to Tenant's entry into the Premises as

                                   EXHIBIT B
permitted by the terms of this Section 15, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any physical loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 15.

          IN WITNESS WHEREOF, this Work Letter is executed as of the date first written above.

"Landlord"                                   "Tenant"

CATELLUS DEVELOPMENT                         GODIGITAL TELECOMMUNICATIONS,
CORPORATION,                                 INC., a California corporation
a Delaware corporation

By:      /s/ Don D. Little                   By:       /s/  Frank I. Akers
   Name:   Don D. Little                        Name:       Frank I. Akers
   Its:  Senior Vice President,                 Title: President & CEO
         Northwest Industrial Development
                                             By:       /s/  T. Olin Nichols
                                                Name:       T. Olin Nichols
Date:    6/1/99                                 Title: CFO

                                   EXHIBIT B

                                   EXHIBIT C
                                   ---------

                         COMMENCEMENT DATE MEMORANDUM

          With respect to that certain lease ("Lease") dated ____________, 19__, between _________________________, a _____________________ ("Tenant"), and
Catellus Development Corporation, a Delaware corporation ("Landlord"), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately _______ rentable square feet of the building located at __________________________ ("Premises"), Tenant hereby acknowledges and certifies to Landlord as follows:

          (1) Landlord delivered possession of the Premises to Tenant Substantially Complete on _____________________ ("Possession Date");

          (2) The Lease commenced on _______________________ ("Commencement Date");

          (3) The Premises contain _________ square feet of space; and

          (4) Tenant has accepted and is currently in possession of the Premises.

          IN WITNESS WHEREOF, this Commencement Date Memorandum is executed this ___ day of ______________________.

                    "Tenant"

                    ___________________________________________
                    a__________________________________________

                    By:________________________________________
                       Its:____________________________________

                    By:________________________________________
                       Its:____________________________________

                                   EXHIBIT C

                                   EXHIBIT D
                                   ---------

                                PROHIBITED USES

          The following types of operations and activities are expressly prohibited on the Premises:

1.   automobile/truck maintenance, repair or fueling;

2.   battery manufacturing or reclamation;

3.   ceramics and jewelry manufacturing or finishing;

4.   chemical (organic or inorganic) storage, use or manufacturing;

5.   drum recycling;

6.   dry cleaning;

7.   electronic components manufacturing;

8.   electroplating and metal finishing;

9.   explosives manufacturing, use or storage;

10.  hazardous waste treatment, storage, or disposal;

11.  leather production, tanning or finishing;

12.  machinery and tool manufacturing;

13.  medical equipment manufacturing and hospitals;

14.  metal shredding, recycling or reclamation;

15.  metal smelting and refining;

16.  mining;

17.  paint, pigment and coating operations;

18.  petroleum refining;

19.  plastic and synthetic materials manufacturing;

20.  solvent reclamation;

21.  tire and rubber manufacturing;

                                   EXHIBIT D

22.  above- and/or underground storage tanks; and

23.  residential use or occupancy.

                                   EXHIBIT D

                                   EXHIBIT E
                                   ---------

                             RULES AND REGULATIONS

1. No automobile, recreational vehicle or any other type of vehicle or equipment shall remain upon the Common Area longer than 24 hours and no vehicle or equipment of any kind shall be dismantled or repaired or serviced on the Common Area. All vehicle parking shall be restricted to areas designated and marked for vehicle parking. The foregoing restrictions shall not be deemed to prevent temporary parking for loading or unloading of vehicles in designated areas.

2. Signs will conform to sign standards and criteria established from time to time by Landlord. No other signs, placards, pictures, advertisements, names or notices shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the building without the written consent of Landlord and Landlord shall have the right to remove any such non-conforming signs, placards, pictures, advertisements, names or notices without notice to and at the expense of Tenant.

3. No antenna, aerial, discs, dishes or other such device shall be erected on the roof or exterior walls of the Premises, or on the grounds, without the written consent of the Landlord in each instance. Any device so installed without such written consent shall be subject to removal without notice at any time.

4. No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of the Landlord.

5. The outside areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by the Tenant to the satisfaction of Landlord and Tenant shall not place or permit any obstruction or materials in such areas or permit any work to be performed outside the Premises.

6.   No open storage shall be permitted in the Project.

7. All garbage and refuse shall be placed in containers placed at the location designated for refuse collection, in the manner specified by Landlord.

8. No vending machine or machines of any description shall be installed, maintained or operated upon the Common Area.

9. Tenant shall not disturb, solicit, or canvass any occupant of the building and shall cooperate to prevent same.

10. No noxious or offensive trade or activity shall be carried on upon any units or any part of the Common Area nor shall anything be done thereon which would in any way interfere with the quiet enjoyment of each of the other tenants of the Project or which would

                                   EXHIBIT E
     increase the rate of insurance or overburden utility facilities from time to time existing in the Project.

11. Landlord reserves the right to make such amendments to these rules and regulations from time to time as are nondiscriminatory and not inconsistent with the Lease.

                                   EXHIBIT E

                                   EXHIBIT F
                                   ---------

             REQUIREMENTS FOR IMPROVEMENTS OR ALTERATIONS BY TENANT

          If Landlord shall permit Tenant to construct any initial tenant improvements in the Premises or to have any work performed in the Premises at any time prior to or during the Lease term by a contractor retained by Tenant ("Tenant's Work"), then Tenant shall comply with the requirements set forth herein. If Tenant's Work has been properly authorized, Tenant will receive written approval and consent for alterations to the Premises.

     1. SUBMITTAL OF PLANS. Prior to commencing any work in the Premises, Tenant shall submit to Landlord for approval its proposed plans for the work. Without limiting the foregoing, Tenant shall provide:

          (a) A separate scale drawing denoting all proposed construction and/or demolition, if necessary.

          (b) A separate drawing for each trade proposing structural, electrical, mechanical, civil or landscaping modifications.

          (c) Specify all dimensions and complete references to all work to be performed in the affected areas.

          (d) If adding extra electrical or mechanical equipment, provide complete operating and maintenance specifications for each item.

     2. CHECKLIST. With respect to each project, Landlord will provide Tenant with a checklist listing the items required to be furnished to Landlord in connection with the proposed work. Tenant shall furnish to Landlord prior to, during, or upon completion of Tenant's Work, as applicable, each of the items specified in the checklist attached hereto as Attachment 1.

     3.   CONTRACTORS PROVIDING TENANT IMPROVEMENT SERVICES.

          (a) The contractor employed by Tenant and any subcontractors shall be
(i) duly licensed in the state in which the Premises are located, and (ii) subject to Landlord's prior written approval, which approval shall not be unreasonably withheld. If more than one trade is employed on a single job, state law requires the services of a general contractor in addition to contractors for specialty work being performed.

          (b) Each contractor shall provide proof of licensing as a general or specialty contractor in accordance with state law. Additionally, each contractor shall furnish proof of licensing in the city or municipality in which the construction related activity is to take place.

                                   EXHIBIT F

          (c) Tenant and Tenant's contractors shall comply with all Applicable Laws pertaining to the performance of Tenant's Work and the completed improvements and all applicable safety regulations established by Landlord or the general contractor.

          (d) Prior to commencement of any work in the Premises, Tenant and Tenant's contractors (and any subcontractors) shall obtain and provide Landlord with certificates evidencing Workers' Compensation, public liability and property damage insurance in amounts and forms and with companies reasonably satisfactory to Landlord. Each general contractor (and any subcontractor) employed on the Premises shall provide Landlord with a current certificate of insurance in effect for that contractor with a thirty day notice of cancellation or revocation clause. Insurance requirements are as follows:

               (i) Comprehensive General Liability with a $2,000,000 Combined Single Limit covering the liability of Landlord and contractor for bodily injury and property damage arising as a result of the construction of the improvements and the services performed thereunder. Landlord shall be named as an additional insured.

               (ii) Comprehensive Automobile Liability with a $2,000,000 Combined Single Limit covering Landlord and vehicles used by contractor (and any subcontractor) in connection with the construction of the improvements.

               (iii) Workers' Compensation and Employer's Liability as required by law, for employees of the contractor (and any subcontractors) performing work on the Premises.

          (e) The following requirements shall be incorporated as "Special Conditions" into the contract between Tenant and its contractors and a copy of the contract shall be furnished to Landlord prior to the commencement of Tenant's Work:

               (i) Prior to start of Tenant's Work, Tenant's contractor shall provide Landlord with a construction schedule in "bar graph" form indicating the completion dates of all phases of Tenant's Work.

               (ii) Tenant's contractor shall be responsible for the repair, replacement or clean-up of any damage done by it to other contractors' work which specifically includes accessways to the Premises which may be concurrently used by others.

               (iii) Tenant's contractor shall accept the Premises prior to starting any trenching operations. Any rework of sub-base or compaction required after the contractor's initial acceptance of the Premises shall be done by Tenant's contractor, which shall include the removal from the Project of any excess dirt or debris.

               (iv) Tenant's contractor shall contain its storage of materials and its operations within the Premises and such other space as it may be assigned by Landlord or Landlord's contractor. Should Tenant's contractor be assigned space outside the Premises, it shall

                                   EXHIBIT F
move to such other space as Landlord or Landlord's contractor shall direct from time to time to avoid interference or delays with other work.

          (v) Tenant's contractor shall clean up the construction area and surrounding exterior areas daily. All trash, demolition materials and surplus construction materials shall be stored within the Premises and promptly removed from the Premises and the Project and disposed of in an approved sanitation site.

          (vi) Tenant's contractor shall provide temporary utilities, portable toilet facilities, and potable drinking water as required for its work within the Premises and shall pay to Landlord's contractor the cost of any temporary utilities and facilities provided by Landlord's contractor at Tenant's contractor's request.

          (vii) Tenant's contractor shall notify Landlord or Landlord's project manager of any planned work to be done on weekends or other than normal job hours.

          (viii) Tenant's contractor or subcontractors shall not post signs on any part of the Project or on the Premises.

     4.   COSTS.

          (a) Tenant shall promptly pay any and all costs and expenses in connection with or arising out of the performance of Tenant's Work (including the costs of permits therefor) and shall furnish to Landlord evidence of such payment upon request.

          (b) Tenant shall pay Landlord an amount equal to three percent (3%) of the total hard costs of construction and installation of Tenant's Work (excluding the cost of paint, wall coverings and floor coverings) as compensation to Landlord for review of plans, use of facilities and other miscellaneous costs of Landlord incurred as a result of such work.

     5. CONTRACTOR'S BONDS. Prior to the commencement of construction, if the estimated cost of such Tenant's Work exceeds $50,000, Tenant shall obtain or cause its contractor to obtain and deliver evidence thereof to Landlord payment and performance bonds covering the faithful performance of the contract for the construction of the Tenant's Work and the payment of all obligations arising thereunder. In the alternative, and at Tenant's option, Tenant may appoint Landlord as its contractor, and in so doing, Tenant shall deposit with the Landlord a sum of money equal to the entire amount of the estimated construction cost, as is required for the installation of the Tenant improvements on the Premises. If Tenant deposits with Landlord monies for construction costs, it is agreed that Landlord will not be placed in a fiduciary capacity as a trustee, or any other fiduciary title, for the sums of monies in Landlord's possession. Tenant agrees to hold Landlord harmless from any and all claims, for workmanship and installation of improvements, and for merchantability and quality of goods used for the installation of Tenant's improvements, as are requested by Tenant; provided, however, that the foregoing shall not apply if Landlord acts as Tenant's contractor for such Tenant's Work. Any

                                   EXHIBIT F
bonds obtained pursuant hereto shall be for the mutual benefit of both Landlord and Tenant as obligees and beneficiaries.

     6.   MECHANIC'S LIENS.

          (a) Tenant shall not suffer or permit to be enforced against the Premises or any part of the Project any mechanic's, materialman's, contractor's or subcontractor's lien arising out of any work of improvement, however it may arise.

          (b) Tenant shall notify Landlord at least ten (10) days prior to the commencement of construction of any Tenant's Work and Landlord shall have the right to post and record a notice of nonresponsibility in conformity with applicable law. Within ten (10) days following completion of Tenant's Work, Tenant shall file a Notice of Completion and deliver to Landlord an unconditional release and waiver of lien executed by each contractor, subcontractor and materialman involved in Tenant's Work.

          (c) In the event any lien is filed against the Project or any portion thereof or against Tenant's leasehold interest therein, Tenant shall obtain the release and/or discharge of said lien, within ten (10) days after the filing thereof. In the event Tenant fails to do so, Landlord may obtain the release and/or discharge of said lien and Tenant shall indemnify Landlord for the costs thereof, including reasonable attorney's fees, together with interest at the Applicable Interest Rate from the date of demand. Nothing herein shall prohibit Tenant from contesting the validity of any such asserted claim, provided Tenant has furnished to Landlord a lien release bond freeing the Premises from the effect of the lien claim.

     7. INDEMNITY. Tenant shall indemnify, defend (with counsel satisfactory to Landlord) and hold Landlord harmless from and against any and all suits, claims, actions, loss, cost or expense (including claims for workers' compensation, attorney's fees and costs) based on personal injury or property damage, or otherwise (including, without limitation, contract and breach of warranty claims) arising from the performance of Tenant's Work; provided, however, that the foregoing shall not apply if Landlord acts as Tenant's contractor for such Tenant's Work. Tenant shall repair or replace (or, at Landlord's election, reimburse Landlord for the cost of repairing or replacing) any portion of the Building or item of Landlord's equipment or any of Landlord's real or personal property damaged, lost or destroyed in the performance of Tenant's Work.

     8. BUILDING STANDARDS. All work shall conform to Landlord's established building standards and specifications. Tenant is required to make these standards part of the construction documents.

     9. ROOF PENETRATIONS. If improvements penetrate the roof membrane, the penetrations will be sealed per Landlord/IRC roofing specifications and inspected by IRC to maintain roof warranty. The cost of inspection and all corrective work shall be borne by Tenant. Tenant shall use Landlord's original roofing contractor.

                                   EXHIBIT F

     10. BUILDING MODIFICATIONS. Work will only be approved within the confines of a given space. Tenant will not be allowed to modify building exterior or mechanical and electrical service as provided to the building in common with other tenants.

     11. ELECTRICAL WORK. All electrical work shall be approved from the unit space electrical panel only. Additional service requirements shall be secured only by direction of Landlord. Tenant shall use Landlord's original electrical contractor.

     12. SCHEDULE OF WORK. Tenant may be required to provide a schedule of all work to be performed, subject to Landlord approval. All costs to produce such schedule shall be borne solely by Tenant.

     13. CLEAN UP AND DISPOSAL OF CONSTRUCTION DEBRIS. Building trash containers are provided for office generated trash only and are not to be used for disposal of construction-related materials and debris. Unapproved usage will result in a penalty assessment to the Tenant equal to the cost of an extra pick-up service as provided under the current rate schedule of regular trash removal service.

     14. INSPECTION BY LANDLORD. Landlord reserves the following rights: (i) the right of inspection prior to, during and at completion of all construction and/or demolition, (ii) the right to post and record a notice of nonresponsibility in conformity with California law, and (iii) the right to order a total stop to all improvements underway for non-compliance with any of the requirements hereof.

     15.  GENERAL PROVISIONS.

          (a) All materials, work, installations and decorations of any nature whatsoever brought on or installed in the Premises before the commencement of the Term or throughout the Term shall be at Tenant's risk, and neither Landlord nor any party acting on Landlord's behalf shall be responsible for any damage thereto or loss or destruction thereof due to any reason or cause whatsoever.

          (b) Nothing contained herein shall make or constitute Tenant as the agent of Landlord.

          (c) In the event of any conflict between this Exhibit F and the Work Letter attached to the Lease as Exhibit B, the terms and conditions of the Work Letter shall control.

                                   EXHIBIT F

                           ATTACHMENT 1 TO EXHIBIT F
                           -------------------------

ITEMS TO BE FURNISHED TO LANDLORD FOR EACH WORK OF IMPROVEMENT

1.   Plan of Alterations for Landlord Approval.

2.   Contractor(s), Address, Telephone Number, Contact Person.

3.   Copy of Contractor's State and City Business License.

4.   Copy of Building Permit.

5.   Copy of Final Inspection and Signed Building Permit Cards.

6. Copy of Certificate of Insurance Naming Catellus Development Corporation as Additional Insured. Insurance to include Comprehensive General Liability, Comprehensive Auto, Workers' Compensation and Employer's Liability.

7.   Signed Unconditional Lien Waiver in favor of Catellus Development
     Corporation.

8.   Schedule of Work.

9.   Copy of Completion and Payment Bond.

10.  Architect's License and Expiration.

11.  Tenant and Architect Agreement.

12.  Tenant and Contractor Agreement.

13.  Copy of Permit Plans.

14.  Copy of As-Builts.

15.  Copy of Recorded Notice of Completion.

16.  Certificate of Occupancy.

17. Evidence of Insurance for All-Risk/Builder's Risk Insurance to the Amount of Improvements.

                           ATTACHMENT 1 TO EXHIBIT F

                                   EXHIBIT G
                                   ---------

                          TENANT ESTOPPEL CERTIFICATE


To:  [Insert name of party to rely on document] ("Relying Party")

     _______________________
     _______________________
     _______________________
     Attn:__________________

     Re:  Lease Dated:      _______________________
          Current Landlord: _______________________
          Current Tenant:   _______________________
          Square Feet:      Approximately__________
          Floor(s):         _______________________
          Located at:       _______________________

          ________________ ("Tenant") hereby certifies that as of __________,
199__:

          1. Tenant is the present owner and holder of the tenant's interest under the lease described above, as it may be amended to date (the "Lease") with _______________ as Landlord (who is called "Landlord" for the purposes of this Certificate). (USE THE NEXT SENTENCE IF THE LANDLORD OR TENANT NAMED IN THE
                ------------------------------------------------------------
LEASE IS A PREDECESSOR TO THE CURRENT LANDLORD OR TENANT.)  [The original
--------------------------------------------------------
landlord under the Lease was _______________, and the original tenant under the Lease was _______________.] The Lease covers the premises commonly known as _______________ (the "Premises") in the building (the "Building") at the address set forth above.

          (CHOOSE ONE OF THE FOLLOWING SECTION 2(a)s BELOW)
           -----------------------------------------------

          [2. (a) A true, correct and complete copy of the Lease (including all modifications, amendments, supplements, side letters, addenda and riders of and to it) is attached to this Certificate as Exhibit A.]

          [2.  (a)  The attached Exhibit A accurately identifies the Lease and
                                 ---------
all modifications, amendments, supplements, side letters and riders of and to it.]

               (b)  (IF APPLICABLE) [The Lease provides that in addition to the
                     -------------
Premises, Tenant has the right to use or rent __________ [assigned/unassigned] parking spaces near the Building or in the garage portion of the building during the term of the Lease.]

               (c) The term of the Lease commenced on __________, 199__ and will expire on ____________, _____, including any presently exercised option or renewal term.

(CHOOSE ONE OF THE FOLLOWING TWO SENTENCES.)  [Tenant has no option or right to
 -----------------------------------------

renew, extend or cancel the Lease, or to lease additional space in the Premises or Building, or to use any parking (IF APPLICABLE) [other than that specified
                                    -------------
in Section 2(b) above].] [Except as specified in Article(s) __________ of the Lease (copy attached), Tenant has no option or right to renew, extend or cancel the Lease, or to lease additional space in the Premises or Building, or to use any parking (IF APPLICABLE) [other than that specified in Section 2(b) above].]
             -------------
                  (CHOOSE ONE OF THE FOLLOWING SECTION 2(d)s)

          [(d) Tenant has no option or preferential right to purchase all or any part of the Premises (or the land of which the Premises are a part). Tenant has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease.]

          [(d) Except as specified in Article(s) __________ of the Lease (copy attached), Tenant has no option or preferential right to purchase all or any part of the Premises (or the land of which the Premises are a part). Except for the foregoing, Tenant has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease.]

          (e) The annual minimum rent currently payable under the Lease is $__________ and such rent has been paid through __________, 199__. (IF
                                                                     --
APPLICABLE) [The annual percentage rent currently payable under the Lease is at
----------
the rate of __________ and such rent has been paid through ___________, 199__.]

          (f)  (IF APPLICABLE)  [Additional rent is payable under the Lease for
                -------------
(i) operating, maintenance or repair expenses, or (ii) property taxes. Such additional rent has been paid in accordance with Landlord's rendered bills through __________, 199__. The base year amounts for additional rental items are as follows: (1) operating, maintenance or repair expenses $__________, and
(2) property taxes $__________.]

          (g) Tenant has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other similar rent concession (IF APPLICABLE)
                                                                -------------
[except as expressly set forth in Article(s) ______ of the Lease (copy attached)].

          (h) Landlord currently holds a security deposit in the amount of $__________ and a letter of credit in the amount of $__________ which is to be applied by Landlord or returned to Tenant in accordance with Article(s) _____ of the Lease. Tenant acknowledges and agrees that Relying Party shall have no responsibility or liability for any security deposit, except to the extent that any security deposit shall have been actually received by Relying Party.

     3. (a) The Lease constitutes the entire agreement between Tenant and Landlord with respect to the Premises, has not been modified changed, altered or amended and is

                                   EXHIBIT G
in full force and effect in the form (CHOOSE ONE) [attached as/described in]
                                      ----------
Exhibit A. There are no other agreements, written or oral, which affect Tenant's occupancy of the Premises.

               (b) All insurance required of Tenant under the Lease has been provided by Tenant and all premiums have been paid.

               (c) To the best knowledge of Tenant, no party is in default under the Lease. To the current actual knowledge of Tenant, no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default.

               (d) To Tenant's current actual knowledge, the interest of Tenant in the Lease has not been assigned or encumbered. To Tenant's current actual knowledge, Tenant is not entitled to any credit against any rent or other charge or rent concession under the Lease except as set forth in the Lease. No rental payments have been made more than one month in advance.

          4. To Tenant's current actual knowledge, all contributions required to be paid by Landlord to date for improvements to the Premises have been paid in full and all of Landlord's obligations with respect to tenant improvements have been fully performed. Tenant has accepted the Premises, subject to no conditions other than those set forth in the Lease.

          5. To Tenant's current actual knowledge, Tenant is not the subject of any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships.

          6. (a) As used here, "Hazardous Substance" means any substance, material or waste (including petroleum and petroleum products) which is designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance.

               (b) Tenant represents and warrants that it has not used, generated, released, discharged, stored or disposed of any Hazardous Substances on, under, in or about the Building or the land on which the Building is located (IF APPLICABLE) [, other than Hazardous Substances used in the ordinary and
 -------------
commercially reasonable course of Tenant's business in compliance with all applicable laws]. (IF APPLICABLE) [Except for such commercially reasonable use
                    -------------
by Tenant,] Tenant has no actual knowledge that any Hazardous Substance is present, or has been used, generated, released, discharged, stored or disposed of by any party, on, under, in or about the Premises.

          7. Tenant hereby acknowledges that Landlord intends to [discuss action to be taken vis-a-vis Relying Party]. Tenant acknowledges the right of Landlord, Relying Party and any and all of Landlord's present and future lenders and their successors and assigns to rely upon the statements and representations of Tenant contained in this Certificate and further acknowledges that any action taken by such parties will be made and entered into in material reliance on this Certificate.

                                   EXHIBIT G

          8. Tenant hereby agrees to furnish Relying Party with such other and further estoppel as Relying Party may reasonably request.

          9. Notwithstanding anything contained in this Certificate, nothing contained in this Certificate shall constitute or be deemed to constitute an amendment, modification or waiver of any term or condition of the Lease or any right or remedy of Tenant thereunder. In the event of any conflict between the Lease and this Certificate, the Lease shall control.


                                         __________________________________


                                         By:_______________________________
                                         Name:_____________________________
                                         Title:____________________________


                                   EXHIBIT G
                                    Page 4